UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Vista Outdoor Inc.
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VISTA™
OUTDOOR

Proxy Statement

2021 ANNUAL MEETING OF STOCKHOLDERS

NYSE: VSTO

vistaoutdoor.com

VISTA OUTDOOR INC.
1 Vista Way
Anoka, MN 55303
June 11, 2021
Dear Stockholder:
You are invited to attend the 2021 virtual Annual Meeting of Stockholders of Vista Outdoor Inc. (the "Annual Meeting"), which will be held at 9:00 a.m. Central Daylight Time on Tuesday, July 27, 2021, via a live audio webcast on the Internet. You may attend the Annual Meeting, vote your shares online and submit any questions during the meeting by visiting www.virtualshareholdermeeting.com/VSTO2021.
The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the Annual Meeting. We have elected to take advantage of the "notice and access" rules of the Securities and Exchange Commission to furnish most of our stockholders with proxy materials over the Internet. These rules allow us to provide you with a Notice of Internet Availability of Proxy Materials ("Notice"), which includes the information you will need to access our proxy materials online, while reducing our printing and delivery costs.
        Your vote on the proposals to be considered at the Annual Meeting is important. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to vote your shares in advance of the meeting in order to make certain that you are represented at the meeting. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card.
       To attend the Annual Meeting online, you will need the 16-digit control number included in the Notice, on your proxy card (if you have requested printed proxy materials), or in the instructions provided by your bank, broker or other financial intermediary, if you hold your shares in "street name."

Sincerely,

Christopher T. Metz Chief Executive Officer

Michael Callahan Chairman

IMPORTANT NOTICE ABOUT THE 2021 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Tuesday, July 27, 2021, at 9:00 a.m. Central Daylight Time
Access:
The Company will not hold an in-person Annual Meeting of Stockholders in 2021. Due to ongoing concerns related to COVID-19 and to protect the health and well-being of the Company’s stockholders, employees and directors, the Annual Meeting will be held virtually on the Internet via a live audio webcast only. Stockholders who wish to attend the virtual Annual Meeting on July 27, 2021 may access the meeting via the following link:

                                     www.virtualshareholdermeeting.com/VSTO2021

Stockholders accessing the link will then be prompted to enter the 16-digit control number included in their Notice of Internet Availability of Proxy Materials, on their proxy card (for those who have requested printed proxy materials), or in the instructions provided by their bank, broker or other financial intermediary (for those who hold their shares in "street name"). Once admitted to the Annual Meeting, stockholders will be able to vote their shares electronically and submit any questions during the meeting.

Items of Business:
• Elect Michael Callahan, Christopher T. Metz, Mark A. Gottfredson, Tig H. Krekel, Gary L. McArthur, Frances P. Philip, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter as directors of Vista Outdoor for a term of one year.
• Approve, on a non-binding advisory basis, the compensation of Vista Outdoor's named executive officers, as disclosed in the accompanying proxy statement.
•Approve, on a non-binding advisory basis, the frequency with which Vista Outdoor will hold future stockholder advisory votes to approve the compensation of its named executive officers.
• Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2022.
• Transact any other business that may be properly brought before the meeting or any postponement or adjournment of the meeting.

Record Date:	June 3, 2021
Voting by Proxy:	It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled "FAQs About the Meeting and Voting" beginning on page 5 of the accompanying proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card or voting instruction card. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement.

By Order of the Board of Directors,

Dylan S. Ramsey General Counsel & Corporate Secretary
June 11, 2021

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This Proxy Statement Summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, so please read the entire Proxy Statement carefully before voting.
Voting matters and recommendations:

Proposal 1	Proposal 2	Proposal 3	Proposal 4
The election of Michael Callahan, Christopher T. Metz, Mark A. Gottfredson, Tig H. Krekel, Gary L. McArthur, Frances P. Philip, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter as directors of Vista Outdoor for a term of one year.
	The approval, on a non-binding advisory basis, of the compensation of Vista Outdoor's named executive officers, as disclosed in this proxy statement.	The advisory vote on the frequency of future stockholder advisory votes to approve named executive officer compensation.
The ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2022.

Information regarding the proposal can be found on page 63	Information regarding the proposal can be found on page 64	Information regarding the proposal can be found on page 65	Information regarding the proposal can be found on page 66
Board of Directors' Recommendation: FOR	Board of Directors' Recommendation: FOR	Board of Directors' Recommendation: Every 1 Year	Board of Directors' Recommendation: FOR

Governance Highlights:
    Vista Outdoor believes that a commitment to effective and transparent corporate governance is critical to establishing trust and credibility with investors. This commitment serves as a framework for principled leadership, responsible decision-making, monitoring of financial performance and compliance with legal requirements. Specific corporate governance practices include:
▪100% independent Board committees
▪8 of our 9 directors are independent (all directors other than our Chief Executive Officer)
▪Commitment to diversity and bringing fresh perspectives and expertise to the Board, having added 3 new directors in the last three years
▪Independent Chairman of the Board
▪Annual board and committee self-assessment and periodic external independent evaluations
▪Regular executive sessions, where independent directors meet without management present
▪Annual election of all directors

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Board of Directors:

Name	Age	Director Since	Independent	Primary Occupation	Committee Membership
Michael Callahan	71	2015	Yes	Retired Consumer Products Executive	NGC, MDCC
Christopher T. Metz	56	2017	No	Chief Executive Officer of Vista Outdoor
Mark A. Gottfredson	64	2015	Yes	Partner, Bain & Company	AC, NGC
Tig H. Krekel	67	2015	Yes	Chairman of Hudson Group	AC, NGC
Gary L. McArthur	61	2015	Yes	Retired Financial Executive	AC, NGC
Frances P. Philip	63	2020	Yes	Retired Business Executive	NGC, MDCC
Michael D. Robinson	55	2018	Yes	Retired e-Commerce Executive	NGC, MDCC
Robert M. Tarola	71	2015	Yes	President of Right Advisory LLC	AC, MDCC
Lynn M. Utter	58	2020	Yes	Chief Talent Officer Atlas Holdings Inc.	AC, MDCC
NGC = Nominating and Governance Committee; AC = Audit Committee; MDCC = Management Development and Compensation Committee
Alignment Between Performance and Executive Compensation Supports Achievement of Record Company Results in Fiscal Year 2021
Vista Outdoor and the Management Development and Compensation Committee ("MDCC") of its Board of Directors believe that compensation paid to our executive officers should: 1) be performance based, 2) align executive and stockholder interests, and 3) attract and retain quality talent.
At our 2020 annual meeting of stockholders, 97% of shares that voted were voted in favor of the advisory proposal on our named executive officer compensation. The Board appreciated the results of our say on pay vote at our 2020 annual meeting. In response to stockholder feedback received following the Company's 2019 Annual Meeting, the MDCC initiated material changes to the Company's executive compensation program in fiscal year 2020 which were furthered in fiscal year 2021. The MDCC believes that the Company's fiscal year 2021 compensation decisions, outlined below and described in more detail in this proxy statement, resulted in an executive compensation program that more closely aligns executive officer compensation with the Company's financial and operational performance. This alignment contributed to the Company's achievement of record results in fiscal year 2021.
The Company continues to conduct substantial stockholder outreach to better understand any concerns of our stockholders regarding our executive compensation program. This outreach includes direct engagement with significant stockholders by Vista Outdoor executives and the MDCC.
The MDCC utilizes the services of FW Cook as its independent compensation consultant. The MDCC believes that FW Cook, a nationally known and respected compensation consultancy, brings deep experience and a broad perspective on compensation market trends and best practices that have helped the MDCC address stockholder feedback and evaluate potential changes to the Company's executive compensation program in response to the COVID-19 pandemic.
Fiscal Year 2021 Compensation Highlights
To address feedback received from stockholders in Fiscal Year 2019 and 2020 and maintain a strong link between executive compensation and performance, the MDCC and the Company implemented the following measures that were given effect for the Company's fiscal year 2021 executive compensation program:

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•Performance-based Annual Incentives with Meaningful Targets: For fiscal year 2021, each of Vista Outdoor's named executive officers participated in either our corporate performance-based annual cash incentive plan, with payouts determined based on the Company's earnings before interest and taxes ("EBIT") and free cash flow, each adjusted to exclude the impact of certain other items approved by the MDCC, or our Ammunition business unit performance-based annual cash incentive plan, with payouts determined based on the business unit's earnings before interest and taxes ("Ammunition EBIT"), days inventory outstanding ("Ammunition DIO"), Ammunition sales, and Ammunition gross profit. None of the Company's executive officers were entitled to any minimum or guaranteed annual incentive for fiscal year 2021. The MDCC established fiscal year 2021 targets for EBIT, free cash flow, Ammunition EBIT, Ammunition DIO, Ammunition sales and Ammunition gross profit that it believes created appropriate incentives for management to sustain the Company's improved financial performance during a period of substantial uncertainty created by the COVID-19 pandemic. For the corporate performance-based plan, the MDCC weighted EBIT more heavily, at 70% of the total payout opportunity, because the MDCC continues to view EBIT as the key indicator of success for the Company's multi-year strategic transformation plan, with free cash flow weighted at 30%. For the Ammunition business unit performance-based plan, the MDCC weighted Ammunition EBIT at 42%, Ammunition DIO at 18%, Ammunition sales at 15% and Ammunition gross profit at 5%, with corporate EBIT weighted at 14% and free cash flow weighted at 6%. The fiscal year 2021 corporate EBIT and free cash flow targets established by the MDCC represented modest decreases over the Company's fiscal year 2020 corporate adjusted EBIT and free cash flow, which the MDCC believed to be appropriate in light of significant economic and operational uncertainty related to the COVID-19 pandemic at the time the targets were established in May 2020. The target levels of performance established for these metrics were considered by the MDCC and management to be challenging but achievable when established. The MDCC believes that the incentives created by the fiscal year 2021 annual cash incentive plans had the desired effect, as Vista Outdoor delivered EBIT and free cash flow that far exceeded the targets set by the MDCC and represented an over 500% increase in EBIT and 435% increase in free cash flow over the Company's fiscal year 2020 performance.

•Annual Incentive Program Payouts Capped at 200% of Target: For fiscal year 2021, the MDCC continued to limit the payout level for our executive officers at maximum achievement to 200% under our annual incentive plans, as it did in fiscal year 2020. The MDCC believes that this limitation aligns the terms of our annual incentive plans with similar plans in place at our peer companies, and benefits Vista Outdoor stockholders by lowering the portion of Company profits shared with executives via cash bonus payouts when achievement is above target. In fiscal year 2021, general economic and operational risks related to the COVID-19 pandemic that created significant uncertainty regarding Company performance at the time the targets were set by the MDCC in May 2020 did not fully materialize or were mitigated by Company actions. As a result, the Company continued to make significant progress in achieving the goals of its strategic transformation plan, and achieved results far in excess of the maximum performance levels set for the corporate performance-based and the Ammunition business unit performance-based annual incentive plans. However, management payouts under these plans were capped at 200%, thus resulting in Company stockholders receiving a significantly greater share of the Company's improved performance in fiscal year 2021 than they would have received had the MDCC not imposed the 200% cap.

•Sixty Percent of Long-Term Incentive Program Equity Grants in Performance Share Units: For the Company's fiscal year 2021 executive compensation program, the MDCC granted a more significant portion of the annual long-term incentive (“LTI”) awards for named executive officers, in the form of performance share units ("PSUs"). For fiscal year 2021 LTI awards, 60% of the total value of the LTI awards granted to executive officers were made in the form of PSUs and 40% were made in the form of time-based restricted stock units, with no stock options.
•Additional Improvements to Long-term Incentive Program: Beginning with the Company's fiscal year 2021-2023 PSU awards, the MDCC removed EBIT as a target, and replaced it with targets based on net sales growth and EPS growth, weighted equally. The MDCC continued to use those targets for the Company's fiscal year 2022-2024 PSU awards, as it believes that this change better aligns the terms of the awards with the Company's strategic organic growth targets and removes the potential for Company executives to earn compensation for the same EBIT achievement under both the annual and long-term incentive plans. Furthermore, the Company's fiscal year 2022-2024 PSU awards continue to use relative total stockholder return (rTSR) as a modifier that will result in an increased payout only if rTSR over the performance period is at or above the 75th percentile, and only if the Company's absolute TSR is positive over the performance period. The rTSR modifier will also result in a downward adjustment to payouts if the Company's rTSR over the performance period is below the 25th percentile.

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June 11, 2021

The Board of Directors of Vista Outdoor Inc. ("Vista Outdoor" or the "Company") is soliciting proxies to be used at the 2021 virtual Annual Meeting of Stockholders to be held, on Tuesday, July 27, 2021 (the "Annual Meeting"), and at any postponement or adjournment of the Annual Meeting. The Notice of Internet Availability of Proxy Materials was first mailed to stockholders, and the proxy materials were first made available to stockholders, on or about June 11, 2021.
VIRTUAL MEETING INFORMATION
    The Company will not hold a physical, in-person Annual Meeting of Stockholders in 2021. Instead, due to ongoing concerns related to COVID-19 and to protect the health and well-being of the Company’s stockholders, employees and directors, the Annual Meeting will be held virtually on the Internet via a live audio webcast only.
    It is not necessary to attend the virtual Annual Meeting to vote your shares. Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares in advance of the meeting in order to make certain that you are represented at the meeting. You may vote over the Internet or by telephone or, if you requested to receive printed proxy materials, by mailing a proxy card or voting instruction card, as applicable.
FAQs ABOUT THE MEETING AND VOTING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a printed copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission, we may furnish proxy materials to our stockholders by providing access to these documents on the Internet instead of mailing printed copies. You will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access, review all of the proxy materials, and submit your proxy on the Internet. If you would like to receive a paper copy or email copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.
What proposals will be voted on at the Annual Meeting?

There are four matters on which a vote is scheduled at the Annual Meeting.
Proposal 1 - Elect Michael Callahan, Christopher T. Metz, Mark A. Gottfredson, Tig H. Krekel, Gary L. McArthur, Frances P. Philip, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter as directors of Vista Outdoor for a term of one year.
Proposal 2 - The approval, on a non-binding advisory basis, of the compensation of Vista Outdoor's named executive officers, as disclosed in this proxy statement.

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Proposal 3 - The advisory vote to determine the frequency with which Vista Outdoor will hold future stockholder advisory votes to approve named executive officer compensation (ever year, every two years, or every three years).
Proposal 4 - The ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2022.

What are the Board of Directors’ voting recommendations?

FOR	FOR	EVERY 1 YEAR	FOR
• Election of Michael Callahan, Christopher T. Metz, Mark A. Gottfredson, Tig H. Krekel, Gary L. McArthur, Frances P. Philip, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter as directors of Vista Outdoor for a term of one year (Proposal 1).
	• Approval, on a non-binding advisory basis, of the compensation of Vista Outdoor’s named executive officers, as disclosed in this proxy statement (Proposal 2).	•The advisory vote on the frequency of future stockholder advisory votes to approve named executive officer compensation (Proposal 3).
• Ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2022 (Proposal 4).

Who is entitled to vote at the Annual Meeting?
All stockholders of record at the close of business on June 3, 2021 (the “Record Date”) are entitled to vote at the Annual Meeting.

What is the quorum requirement for the Annual Meeting?
To conduct business at the Annual Meeting, a quorum must be present. A quorum will be present if the holders of a majority of the outstanding shares of our common stock entitled to vote as of the Record Date are present or represented by proxy at the Annual Meeting. On the Record Date, there were 57,568,816 shares of Vista Outdoor common stock outstanding and entitled to vote. This does not include 6,395,623 shares that were held in our treasury and cannot be voted. Each share is entitled to one vote. There was no class of voting securities of the Company outstanding on the Record Date other than our common stock.

How can I attend the virtual Annual Meeting and vote my shares online at the Annual Meeting?
    Stockholders of record, as of the Record Date can attend the virtual Annual Meeting by accessing the meeting center at http://www.virtualshareholdermeeting.com/VSTO2021 and entering the 16-digit control number on their Notice of Internet Availability of Proxy Materials or proxy card (for those who requested printed proxy materials). Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.virtualshareholdermeeting.com/VSTO2021.

    Beneficial Stockholders as of the Record Date (i.e., stockholders who hold shares in "street name" through an intermediary, such as a bank or broker), who wish to attend the Annual Meeting may attend using the 16-digit control number found on the notice and instructions received from their bank, broker or other financial intermediary.

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    Once admitted to the Annual Meeting, you will be able to vote your shares electronically and submit any questions during the meeting.

    Even if you plan to attend the Annual Meeting online, we recommend that you also submit your proxy or voting instructions as described below in advance of the meeting so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the virtual Annual Meeting?
If you hold your shares directly, you may vote by granting a proxy by one of the following methods:
On the Internet - You may vote online at www.proxyvote.com by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card by mail. Internet voting will be available until 11:59 P.M. Eastern Time (ET) on July 26, 2021.

By Telephone - You may vote by telephone by dialing (800) 690-6903. Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card by mail. Telephone voting will be available until 11:59 p.m. Eastern Time (ET) on July 26, 2021.

By Mail - The Notice of Internet Availability of Proxy Materials includes instructions on how to request the proxy materials (including a proxy card) in printed form by mail or electronically by email. Once you receive a paper proxy card, you may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope by July 23, 2021. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

If you are the beneficial owner of shares held in street name, you may instruct your bank, broker or other financial intermediary to vote your shares by following the instructions provided by your bank, broker or other financial intermediary. Most intermediaries offer voting by mail, by telephone and on the Internet.

May I change or revoke my vote?
    Yes. You may change or revoke your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote by:
▪Voting over the Internet or by telephone at any time prior to 11:59 p.m. Eastern Daylight Time on July 26, 2021;
▪Signing and delivering to our Corporate Secretary a written request to revoke your proxy vote prior to the Annual Meeting;
▪Signing and mailing a new, properly completed proxy card with a later date than your original proxy card prior to the Annual Meeting; or
▪Attending the virtual Annual Meeting and voting your shares online at the Annual Meeting. Your attendance at the virtual Annual Meeting will not automatically revoke your proxy unless you properly vote your shares online at the Annual Meeting.
If you are the beneficial owner of shares held in street name, you must instruct the bank, broker or other financial intermediary that holds your shares of record of your desire to change or revoke your voting instructions.

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How are shares voted?
Your shares will be voted as you instruct, assuming that you have properly voted over the Internet or by telephone or that your properly signed proxy card or voting instruction card is received in time to be voted at the Annual Meeting.
If you are a stockholder of record and you properly submit your proxy with no voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendation on each of the proposals. See "What are the Board of Directors’ voting recommendations?" above for more information.
If you are the beneficial owner of shares held in street name and you have not provided voting instructions to the bank, broker or other financial intermediary who holds your shares, such intermediary will not have discretionary authority to vote your shares in the election of directors (Proposal 1), the non-binding, advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 2), or the advisory vote on the frequency of future stockholder advisory votes to approve named executive officer compensation (Proposal 3), resulting in a "broker-non-vote" with respect to each of these matters. However, most intermediaries will have the authority to exercise discretion to vote your shares with respect to the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2022 (Proposal 4). See "What is a broker non-vote?" for more information.

What vote is required to approve the proposals?

Proposal 1	Proposal 2	Proposal 3	Proposal 4
The nine director nominees, Michael Callahan, Christopher T. Metz, Mark A. Gottfredson, Tig H. Krekel, Gary L. McArthur, Frances P. Philip, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter, will each be elected as a director of Vista Outdoor if the votes cast in favor of such nominee's election exceed the votes cast against, or withheld with respect to, such nominee. Cumulative voting for the election of directors is not permitted.	The compensation of our named executive officers, as disclosed in this proxy statement, will be approved on a non-binding, advisory basis if a majority of the votes present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are voted in favor of the proposal.	The advisory vote to determine the frequency with which Vista Outdoor will hold future stockholder advisory votes to approve named executive officer compensation, will be determined based on which option (every year, every two years, or every three years) receives a majority of the votes present in person or represented by proxy.
The ratification of the Audit Committee's selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2022, will be approved if a majority of the votes present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are voted in favor of the proposal.

Because Proposals 2 and 3 are advisory votes, they are non-binding on our Board of Directors. However, the Board of Directors and the MDCC value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement (Proposal 2), they will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns. To the extent there is a clear preference for one option over others with respect to future stockholder advisory votes to approve named executive officer compensation (Proposal 3), the Board of Directors and the MDCC will take that into account as well.

What happens if I abstain from voting?
If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum.
With respect to the election of directors (Proposal 1), the proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers, as described in this proxy statement (Proposal 2), the advisory vote to determine the frequency with which Vista Outdoor will hold future stockholder advisory votes to approve named executive officer compensation (Proposal 3), and the proposal to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending March 31, 2022 (Proposal 4), abstentions will not be counted as votes cast and, therefore, they will have no effect on the outcome of these proposals.

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What is a broker non-vote?
    A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposal(s) and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2022 (Proposal 4). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the election of directors (Proposal 1), the non-binding, advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 2), and the advisory vote to determine the frequency with which Vista Outdoor will hold future stockholder advisory votes to approve named executive officer compensation (Proposal 3). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not votes that are cast, they will have no effect on the outcome of Proposal 1, Proposal 2, or Proposal 3.

Who will tabulate the votes at the Annual Meeting?
The Carideo Group, Inc., an investor-relations counseling firm, will provide inspectors of election to tabulate the votes cast before and at the Annual Meeting.

Will I have dissenters’ rights?
No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation or our bylaws to any stockholder with respect to any of the matters proposed to be voted on at the Annual Meeting.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials, proxy or voting instruction card?
It means your shares are registered differently or are held in more than one account. To ensure that all of your shares are voted, please vote once for each Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card you receive.

Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results during the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting.

How will the solicitation of proxies be handled?
▪Proxies are being solicited primarily by Internet and mail, but proxies may also be solicited personally, by telephone, facsimile and similar means. Our directors, officers and other employees may help with the solicitation without additional compensation.
▪We will reimburse brokers, banks and other custodians and nominees for their reasonable expenses in forwarding proxy solicitation materials to the owners of the shares they hold.
▪We will pay all other expenses of preparing, printing, and mailing or distributing the proxy solicitation materials.

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What other business may be brought up during the Annual Meeting?
▪Our Board of Directors does not intend to present any other matters for a vote during the Annual Meeting. No other stockholder has given the timely notice required by our bylaws in order to present a proposal at the Annual Meeting. Similarly, no additional candidates for election as a director can be nominated at the Annual Meeting because no stockholder has given the timely notice required by our bylaws in order to nominate a candidate for election as a director at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the persons named as proxy on the proxy card will vote on the matter using their best judgment.
▪Information regarding the requirements for submitting a stockholder proposal for consideration at next year's annual meeting of stockholders, or nominating a candidate for election as a director at next year's annual meeting of stockholders, can be found near the end of this proxy statement under the heading "Future Stockholder Proposals."

How are proxy materials delivered to stockholders who share the same household?
The rules of the Securities and Exchange Commission allow us to deliver a single copy of the annual report and proxy statement to any household at which two or more stockholders reside. We believe this rule benefits everyone. It eliminates duplicate mailings that stockholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus and information statements. If your household would like to receive duplicate rather than single mailings in the future, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.
Each stockholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer stockholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.
Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year's proxy materials, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.

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CORPORATE GOVERNANCE AT VISTA OUTDOOR
Corporate Governance Guidelines
Our Board of Directors and management are committed to effective corporate governance practices. Our Guidelines on Corporate Governance describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates, if necessary, the Guidelines on Corporate Governance and the Board committee charters in response to corporate governance developments, including regulatory changes, and recommendations by directors in connection with Board and committee evaluations.
Our Guidelines on Corporate Governance are available on our website at www.vistaoutdoor.com by selecting Investors and then Corporate Governance.
Code of Business Ethics
The Company's Board of Directors has adopted a written code of business ethics that applies to all directors, officers and employees. Our Code of Business Ethics is available on our website at www.vistaoutdoor.com by selecting Investors, then Corporate Governance and then Code of Business Ethics.
Communications with Directors
Procedures for stockholders, or anyone else, to communicate directly with non-management directors are available on our website at www.vistaoutdoor.com by selecting Investors, then Corporate Governance and then Contact Directors.
Any concerns about the Company's accounting, internal controls or auditing matters will be referred to the Audit Committee of the Board of Directors. Other communications sent to the Board of Directors will first be reviewed by the Company's Corporate Secretary to determine whether, based on the facts and circumstances of the communication, a response on behalf of the Board or an individual director is appropriate. If a response on behalf of the Board or an individual director is appropriate, management may assist the Board or individual director in gathering all relevant information and preparing a response. Communications related to day-to-day operations, job inquiries, business solicitations, advertisements, and similar matters are typically directed to an appropriate member of management for a response. The Corporate Secretary may elect not to refer the following types of communications to the Board:
•Product inquiries or suggestions,

•Employee complaints that are neither significant nor material,

•Routine complaints regarding the Company's products, and

•Requests for donations.
The Company maintains a record of all stockholder and other external communications to the Board, which the Board reviews at regular meetings. The Company's General Counsel & Corporate Secretary provides a periodic summary to the Chair of the Nominating and Governance Committee of stockholder and other external communications sent to the Board.
Director Independence
Under the applicable rules of the New York Stock Exchange, a majority of our Board of Directors must be independent. Our Board of Directors has affirmatively determined that each of the current directors, other than Christopher T. Metz, our Chief Executive Officer, has no material relationship with the Company and is independent. Our Audit Committee, Nominating and Governance Committee, and Management Development and Compensation Committee are each composed solely of independent directors.
Each year our directors complete a questionnaire that is designed to, among other things, provide information to assist the Board in determining whether the director is independent. Any person nominated for election as a director must also complete a questionnaire no later than the date he or she will be recommended for nomination by the Nominating and Governance Committee. Our Nominating and Governance Committee reviews all transactions and relationships disclosed in the director questionnaires. Each year, the Board of Directors makes a formal determination regarding each director's independence.

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In order to qualify as independent, a director must qualify as independent under the applicable rules of the New York Stock Exchange and our Board of Directors must also affirmatively determine, in its business judgment and in consideration of all relevant facts and circumstances, that the director has no relationship with the Company that is material to that director's ability to be independent from management. The Nominating and Governance Committee and the Board reviews all transactions and relationships between the Company and our directors, their immediate family members, and entities with which they are affiliated and determines whether they are made or established in the ordinary course of business and whether the director has a material relationship with the Company.
No family relationship exists among any of the directors or among any of them and any executive officer of Vista Outdoor.
The Vista Outdoor Board of Directors

Michael Callahan

Mr. Callahan currently serves as the Chairman of the Board of Directors and previously served as our interim Chief Executive Officer from July to October 2017. Mr. Callahan currently serves as the President and Chief Executive Officer of Aspen Partners, a Utah-based consultant to the outdoor sporting industry, since 2008. From 1990 until 2008, Mr. Callahan served in various merchandising, marketing, management and senior executive positions with Cabela’s, Inc., a specialty retailer of hunting, fishing, boating, camping, shooting, and related outdoor recreation merchandise, most recently as Senior Vice President Business Development & International Operations. Prior to joining Cabela’s, Mr. Callahan spent 15 years working in the outdoor recreation industry.
Board Committees: Nominating and Governance Committee and MDCC
Qualifications:
Mr. Callahan has been selected to serve as a director due to his operational, marketing and leadership experience gained through various senior positions in the sporting goods and outdoor industry.

Director of Vista Outdoor since: February 2015
Age: 71

Christopher T. Metz

Mr. Metz has served as a director and our Chief Executive Officer since October 2017. Prior to joining Vista Outdoor, Mr. Metz served as President and Chief Executive Officer of Arctic Cat Inc., a manufacturer of all-terrain vehicles, recreational off-road vehicles and snowmobiles, from December 2014 to March 2017. Prior to Arctic Cat, he served as a Managing Director of Sun Capital Partners, Inc. ("Sun Capital"), a global private equity firm, from 2005 to July 2014. Prior to joining Sun Capital, Mr. Metz worked for Black & Decker, a manufacturer of power tools, accessories, hardware, home improvement products, and technology based fastening systems, for over 13 years, serving in a variety of capacities, including President of its Hardware and Home Improvement Group from 1999 to 2005. Mr. Metz currently serves on the boards of Central Garden & Pet Company; a producer and distributor of lawn, garden, and pet supplies; and the Congressional Sportsmen's Foundation. Mr. Metz also serves on the corporate advisory council for the Theodore Roosevelt Conservation Partnership.

Other Public Company Boards: Central Garden & Pet Co.
Qualifications:
Mr. Metz has been selected to serve as a director based on his extensive experience and proven leadership, strategic decision making, and business performance.

Director of Vista Outdoor since: October 2017
Age: 56

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Mark A. Gottfredson

Mr. Gottfredson is a leader in and was the former head of Bain & Company, Inc.’s ("Bain's") performance improvement practice, serving as a business management consultant since 1983. He recently led an engagement for the World Bank related to international trade and has worked with business leaders from many leading international corporations. He served on Bain’s board from 2008 to 2012 and has served until recently as the head of the automotive practice in the Americas. He also served as a director and member of the Audit Committee of Emerge Energy Services LP until December 2019.
Board Committees: Audit Committee and the Nominating and Governance Committee
Qualifications:
Mr. Gottfredson has been selected to serve as a director based on his extensive experience and proven ability advising boards and management on strategic decision making and business performance.

Director of Vista Outdoor since: February 2015
Age: 64

Tig H. Krekel

Tig H. Krekel currently serves as Vice Chairman of our Board of Directors. Mr. Krekel is the Chairman and Founding Partner of Hudson Group, a South Carolina advisory services firm. He was the Vice Chairman and Managing Partner of J.F. Lehman & Company, a New York private-equity investment bank, from 2003 to 2012. Before joining J.F. Lehman, Mr. Krekel served as President and Chief Executive Officer of Hughes Space and Communications and President of Boeing Satellite Systems, the world’s largest manufacturer of commercial and military communications satellites. Before joining Hughes, he was the President and Chief Executive Officer of the Aerospace Equipment Systems group of AlliedSignal (now Honeywell). Mr. Krekel is a former National Trustee for the Boys & Girls Clubs of America and is a member of the Board of the U.S. Naval Academy Foundation.

Board Committees: Audit Committee and Nominating and Governance Committee

Qualifications:

Mr. Krekel has been selected to serve as a director due to his leadership, industry and financial experience as the former chief executive officer of several large and complex businesses.  Also, Mr. Krekel has extensive corporate governance experience as chairman, committee chairman and member of numerous public and private boards.

Director of Vista Outdoor since: February 2015
Age: 67

Gary L. McArthur

Mr. McArthur served as Executive Vice President and Chief Financial Officer of CH2M Hill, an engineering company that provides consulting, design and operations services, from 2014 to 2018. Prior to joining CH2M Hill, he worked more than 15 years for Harris Corporation, an international communications and information technology company serving government and commercial markets, where he most recently served as Senior Vice President and Chief Financial Officer. Mr. McArthur has also been associated with Nextel Communications, Inc., Lehman Brothers, Inc. and Deloitte & Touche LLP and served on the boards of Terion, Inc. and Live TV Co. Ltd. Mr. McArthur is also a Certified Public Accountant and Chartered Global Management Accountant and is currently serving as a board member on the University of Utah David Eccles School of Business Advisory Board.

Board Committees: Audit Committee (Chairman) and Nominating and Governance Committee.

Qualifications:

Mr. McArthur has been selected to serve as a director due to his extensive financial, management and complex problem-solving experience.

Director of Vista Outdoor since: February 2015
Age: 61

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Frances P. Philip

Ms. Philip previously served as Chief Merchandising Officer for L.L. Bean, Inc., a privately held outdoor apparel and equipment retailer based in Freeport, Maine, from 2002 to 2011. Prior to working at L.L. Bean, Ms. Philip served in a variety of roles with other specialty retailers, including The Nature Company, Williams-Sonoma and The Gap. Today she serves on two other public company boards: Vera Bradley, a producer and multi-channel retailer of stylish and highly functional accessories for women; and Coats Group plc., a United Kingdom-based supplier of premium threads to a wide range of industries. She also serves on the board of Totes-Isotoner Corporation, a privately-held international umbrella, footwear and cold-weather accessory supplier. Ms. Philip is co-owner and Chief Creative Officer of Sea Bags, a privately-held manufacturer and retailer of handcrafted tote bags and accessories.

Other Public Company Boards: Vera Bradley Inc. and Coats Group plc.

Board Committees: Nominating and Governance Committee (Chair) and MDCC

Qualifications:

Ms. Philip has been selected to serve as director due to her extensive experience in product design and development, multi-channel merchandising and the retail and consumer products industry.

Director of Vista Outdoor since: June 2020
Age: 63

Michael D. Robinson

Mr. Robinson was most recently employed as the Executive Vice President – Customer Experience, Product Management and Digital Revenue at Macy’s Inc. from 2015 to 2018 and was the Senior Vice President – Digital Technology at Macy’s Inc. from 2010 to 2015. Macy’s Inc. is an omni-channel retail organization that operates stores, websites, and mobile applications that sells a range of merchandise, including apparel and accessories for men, women, and children; cosmetics; home furnishings; and other consumer goods. Before joining Macy’s, Mr. Robinson was the Vice President – IT Strategy, Business Planning and Global Corporate Systems Development from 2005 to 2010 at Gap, Inc., an American worldwide clothing and accessories retailer. Prior to his employment at Gap, Inc., he was the Associate Partner - Distribution Sector – Retail and Biotech Industries at IBM Business Consulting Services, which is the professional services arm of IBM, from 2001 to 2005. Mr. Robinson also previously held roles at PricewaterhouseCoopers and Johnson & Johnson.
Board Committees: Nominating and Governance Committee and MDCC
Qualifications:
Mr. Robinson has been selected to serve as a director due to his leadership and extensive digital technology and e-commerce knowledge gained from over 20 years of experience at several large and complex businesses.

Director of Vista Outdoor since: December 2018
Age: 55

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Robert M. Tarola

Since 2008, Mr. Tarola has served as the president of Right Advisory LLC, a financial consulting firm. Mr. Tarola has served as a director of public mutual funds sponsored by Franklin Resources, Inc., since 2004 and was formerly board chair of XBRL International, Inc. and The American Kidney Fund. He is a member of the Board of Visitors for Temple University’s Fox School of Business, and is a past member of the Investor Advisory Group and the Standing Advisory Group of the Public Company Accounting Oversight Board. He served as Chief Financial Officer of W. R. Grace & Co. from 1999 to 2008, MedStar Health, Inc. from 1996 to 1999, The Howard University from 2009 to 2013, Southcoast Health System from 2014 to 2017, Little Company of Mary Healthcare in 2018, and Covenant Health in 2019. Prior to becoming a CFO, Mr. Tarola was a Partner with Price Waterhouse LLP (now PricewaterhouseCoopers). Mr. Tarola is a Certified Public Accountant and Chartered Global Management Accountant. Mr. Tarola is a graduate of the Fox School of Business of Temple University where he was the 2020 recipient of its Lifetime Achievement Award in Accountancy and has been named as one of its Top 100 graduates in its First 100 years.

Board Committees: Audit Committee and MDCC (Chairman)

Other Public Company Boards: Director of mutual funds sponsored by Franklin Resources, Inc.

Qualifications:

Mr. Tarola has been selected to serve as director based on his extensive management experience and deep financial expertise.

Director of Vista Outdoor since: February 2015
Age: 71

Lynn M. Utter

Since 2018, Ms. Utter has served as an Operating Partner for Atlas Holdings Inc., a private investment and equity firm located in Greenwich, CT, with a portfolio of more than 25 manufacturing and distribution businesses around the world. Prior to joining Atlas, Ms. Utter served as Chief Executive Officer and board member for First Source LLC, the largest packager and distributor of candy and specialty foods in the United States, from 2016 to 2018. Prior to joining First Source, Ms. Utter served as Global President and Chief Operating Officer of Knoll, Inc. where she managed the global designer and workplace furniture company's rebound from the global recession, from 2008 to 2015. She also previously held several executive positions at the Coors Brewing Company from 1997 to 2007, including chief strategy officer. She currently serves as an independent director on the boards of WESCO International, Inc., a Pittsburgh-based industrial distribution company, Lincoln National Corporation, a holding company that operates multiple insurance and retirement businesses under the marketing name Lincoln Financial Group, and NextEra Energy, the largest sustainable generator and distributor of electricity in the United States.

Other Public Company Boards: WESCO International Inc., Lincoln National Corporation, and NextEra Energy Inc.
Board Committees: Audit Committee and MDCC
Qualifications:
Ms. Utter has been selected to serve as director due to her deep operational and talent management expertise.

Director of Vista Outdoor since: June 2020
Age: 58
Organization of the Board of Directors
Declassification of the Board of Directors
    At the annual meeting of stockholders in 2018, the stockholders of the Company approved a proposal to amend the Company’s certificate of incorporation to declassify the Board of Directors over a three-year period, provide for the annual election of all directors beginning at the 2021 annual meeting of stockholders, and make certain conforming and technical changes to the Company’s certificate of incorporation. The certificate of incorporation, as amended, provides that following our annual meeting of stockholders in 2018, directors for each class will be elected at the annual meeting of stockholders held in the year in which the term for that class expires and will thereafter serve a one-year term until the next annual meeting of stockholders. Accordingly, each of our current directors' terms are expiring at the Annual Meeting and each of our current directors have been nominated by the Board of Directors for election at the Annual Meeting, as described below under "Proposal 1 - Election of Directors."

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    At any meeting of stockholders for the election of directors at which a quorum is present, a director will be elected if the votes cast in favor of such nominee's election exceed the votes cast against, or withheld with respect to, such nominee; provided, however, that, if the Corporate Secretary of Vista Outdoor receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for directors set forth in the Company's bylaws and such nomination has not been validly withdrawn, directors will be elected by a plurality of the votes cast.
Chairman of the Board
The Board of Directors has determined that it is appropriate for the Company to maintain its strong independent leadership through an active and empowered Chairman. The Company's independent directors appointed Mr. Callahan as Chairman on November 9, 2017. As Chairman, Mr. Callahan chairs executive sessions and other meetings of the independent directors and communicates, as appropriate, the results of those sessions or meetings to the Board and the Company's management. The Chairman’s other responsibilities are set forth in the Guidelines on Corporate Governance of Vista Outdoor that is available on the Company's website at www.vistaoutdoor.com by selecting Investors, then Corporate Governance and then Guidelines.
Vice Chairman of the Board
In May 2021, the Board of Directors elected Tig H. Krekel to serve as Vice Chairman of the Board. Because the Board of Directors views the role of our independent Chairman as critical to good governance, the Board of Directors believes it is appropriate to create a separate Vice Chairman role to ensure that independent Board leadership is always available to consult with Company management, and to support orderly succession planning for the role of Chairman. The Vice Chairman role does not come with additional compensation.
Meetings of the Board
The Company's Board of Directors holds five regularly scheduled meetings each fiscal year. In the fiscal year ending March 31, 2021 (referred to as “fiscal year 2021”), the Board of Directors held a total of six meetings. The independent directors of the Board meet in executive session at each regularly scheduled Board meeting. As a general practice, Board members are expected to also attend our annual meetings of stockholders. Each of our Board members attended the August 2020 annual meeting of stockholders. Each director attended significantly more than 75% of the meetings of the Board and of committees on which they served that were held in fiscal year 2021 (during the period that each director served).
Committees of the Board of Directors
The Board of Directors has established three standing committees, the Audit Committee, the Nominating and Governance Committee, and the Management Development and Compensation Committee (the "MDCC" or "Compensation Committee"), in connection with the discharge of its responsibilities. The Board of Directors has adopted a written charter for each of the Audit Committee, the Nominating and Governance Committee and the MDCC. Each of the committee charters are available on Vista Outdoor's website at www.vistaoutdoor.com, by selecting Investors, then Corporate Governance and then Board Committee Charters.
Audit Committee

Specifically, the Audit Committee's duties include: appointing, compensating, retaining and overseeing the Company's independent registered public accounting firm; reviewing the scope of the audit to be conducted by such firm, as well as the results of its audit; overseeing the Company's financial reporting activities, including the Company's annual and quarterly reports and the accounting standards and principles followed; overseeing the Company's compliance with its Code of Business Ethics; overseeing the Company's financial reporting process; approving audit and non-audit services provided to the Company by the independent registered public accounting firm; evaluating requests for waivers related to the Code of Business Ethics; overseeing the Company's legal and regulatory compliance; overseeing the Company's disclosure and internal controls; and preparing the report of the Audit Committee required by the rules and regulations of the Securities and Exchange Commission and included in this Proxy Statement. Further, in conjunction with the mandated rotation of the independent registered public accountant’s lead engagement partner, the Audit Committee was involved in the process of selecting a new lead engagement partner for 2019. The Audit Committee is also responsible for oversight of enterprise risks, including the steps the Company has taken to monitor and mitigate these risks.

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All of the Audit Committee members meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission and other requirements set forth in the Audit Committee charter. The Board has identified Messrs. Tarola and McArthur as audit committee financial experts under the rules of the Securities and Exchange Commission. The Audit Committee holds four regularly scheduled meetings each fiscal year. In fiscal year 2021, the Audit Committee held a total of six meetings. Generally, the Audit Committee meets separately with the independent auditors and the Company's internal auditors at regularly scheduled meetings and periodically meets separately with management.
Management Development and Compensation Committee (MDCC)
The MDCC carries out the responsibilities delegated to it by the Board of Directors relating to the review and determination of executive compensation and approves or recommends, as applicable, compensation and incentive plans and programs. The MDCC also produces an annual report regarding executive compensation that has been included in this Proxy Statement. The MDCC also evaluates the performance of the Chief Executive Officer and other executive officers in light of established Company goals and objectives at least once per year and, based on these evaluations, approves (or makes recommendations to the Board of Directors regarding approval when appropriate) the compensation of the Company's Chief Executive Officer and other executive officers. The MDCC is also responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The MDCC has the authority to retain or obtain the advice of compensation consultants and other advisers and to determine the services to be provided and the fees for such services.
    The MDCC has retained FW Cook as its independent compensation consultant. The MDCC believes that FW Cook, a nationally known and respected compensation consultant, brings deep experience and a broad perspective on compensation market trends and best practices that have helped the MDCC address stockholder feedback received in connection with our 2019 say on pay vote and evaluate potential changes to the Company's executive compensation program in response to the COVID-19 pandemic.
The MDCC considers the independence of any compensation consultants and/or other advisers it engages and assesses whether the work of such compensation consultants or advisors raises any conflicts of interest. In addition, the MDCC devises and executes an executive development and succession plan for the Company.
All of the MDCC members meet the independence requirements of the New York Stock Exchange and the Securities and Exchange Commission and other requirements set forth in the MDCC charter. The MDCC holds four regularly scheduled meetings each fiscal year. In fiscal year 2021, the MDCC held a total of six meetings. Additional information regarding the MDCC's processes and procedures for establishing and overseeing executive compensation is disclosed below under the heading "Executive Compensation—Compensation Discussion and Analysis."
Nominating and Governance Committee
The Company's Nominating and Governance Committee is responsible for considering and reporting periodically to the Board of Directors on matters relating to the identification, selection and qualification of members of the Board of Directors and candidates nominated to the Board of Directors. The Nominating and Governance Committee also advises and makes recommendations to the Board of Directors with respect to corporate governance matters, oversees annual evaluations of the Board of Directors and is responsible for board succession planning. The Nominating and Governance Committee also receives and reviews, in accordance with the Company's bylaws, stockholder recommendations for director candidates. The Nominating and Governance Committee periodically reviews the Company's policies related to such recommendations. The Nominating and Governance Committee, in its role of reviewing and maintaining the Company's Guidelines on Corporate Governance, also manages risks associated with the independence of the Board of Directors and potential conflicts of interest.
As part of our Board of Directors' commitment to diversity and bringing fresh perspectives and expertise to its membership, the Nominating and Governance Committee recently led an exhaustive, multi-step new director recruitment process with the support of a nationally-recognized recruiting firm. This effort resulted in the addition of Frances P. Philip and Lynn M. Utter to the Company's Board of Directors in June 2020.
All of the Nominating and Governance Committee members meet the independence requirements of the New York Stock Exchange and other requirements set forth in the Nominating and Governance Committee charter. The Nominating and Governance Committee holds two regularly scheduled meetings each fiscal year. In fiscal year 2021, the Nominating and Governance Committee held a total of two meetings.

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The committees of our Board of Directors are comprised entirely of independent Board members. In May 2021, the Board of Directors elected Ms. Philip to serve as Chair of the Nominating and Governance Committee and Mr. Krekel was appointed to serve on the Nominating and Governance Committee. The composition of the committees, as in effect following these changes, is listed in the table below with the Chair of each committee designated with a “C.”

	Nominating and Governance Committee	Audit Committee	Management Development and Compensation Committee
Michael Callahan	t		t
Mark A. Gottfredson	t	t
Tig H. Krekel	t	t
Gary L. McArthur	t	C
Frances P. Philip	C		t
Michael D. Robinson	t		t
Robert M. Tarola		t	C
Lynn M. Utter		t	t

Annual Director Evaluations
The Nominating and Governance Committee leads an annual self-evaluation of the functioning and effectiveness of the Board, as a whole, each Committee and each director. The centerpiece of this process is the analysis of a comprehensive self-assessment questionnaire completed by each director. The directors' responses to the questionnaire provide a critical evaluation by the directors of the Board’s performance, including an assessment of its agendas, informational needs, composition, processes, dynamics and effectiveness, as well as a director by director evaluation in terms of skill sets and contribution. At the end of the process, opportunities for improvement are identified by the Nominating and Governance Committee and Board.
Periodically, the evaluation process is administered by our outside counsel. Each director completes the questionnaire and provides suggestions and feedback to our outside counsel, who then summarizes the results of the assessment and provides recommendations for improvements, to our Nominating and Governance Committee and Chairman. This process allows directors to anonymously provide feedback. This outside counsel-facilitated self-assessment was most recently completed in fiscal year 2021.
Director Qualifications and Selection Process
The Board has delegated the identification, screening and evaluation of director candidates to the Nominating and Governance Committee. The Nominating and Governance Committee retains from time to time a search firm to help identify, screen and evaluate director candidates. The Nominating and Governance Committee will also consider qualified candidates for Board membership submitted by stockholders, as described below, or by members of the Board of Directors. The Nominating and Governance Committee interviews the candidates who meet the director qualification standards described above, selects the candidates who best meet the Board's needs, and then recommends to the Board the director nominees for election to the Board.
In evaluating potential director nominees, the Nominating and Governance Committee seeks to ensure that the Board of Directors includes a range of talents, ages, skills, diversity and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, governmental/regulatory, leadership and industry experience, sufficient to provide sound and prudent guidance with respect to the Company's operations and interests.
As part of our Board of Directors' commitment to diversity and bringing fresh perspectives and expertise to its membership, the Board of Directors recently completed an exhaustive, multi-step new director recruitment process, led by the Nominating and Governance Committee. This effort resulted in the addition of Frances P. Philip and Lynn M. Utter to the Company's Board of Directors in June 2020.
The Nominating and Governance Committee will consider stockholder recommendations for nominees to the Board. If you wish to recommend a prospective candidate for the Board, you should submit the candidate's name and written information in support of the recommendation to: Corporate Secretary, Vista Outdoor Inc., 1 Vista Way, Anoka, MN 55303. Additional information regarding the requirements for nominating a person for election as a director at the annual meeting of stockholders is described under the heading "Future Stockholder Proposals" near the end of this proxy statement. Director candidates recommended by stockholders will be considered under the same criteria as candidates recommended by the Nominating and Governance Committee.

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The Board's Role in Risk Oversight
While the Company's management is responsible for the day-to-day management of risks, the Board of Directors has broad oversight responsibility for the Company's risk management programs. Company management is charged with adequately identifying material risks that the Company faces in a timely manner; implementing management strategies that are responsive to the Company’s risk profile and specific material risk exposures; evaluating risk and risk management with respect to business decision-making throughout the Company; and efficiently and promptly transmitting relevant risk-related information to the Board or appropriate committee, so as to enable them to conduct appropriate risk management oversight. The Board receives reports on enterprise risk management at least once a year.
The Board of Directors exercises risk management oversight and control, both directly and indirectly through board committees. The Board of Directors regularly reviews information regarding the Company's credit, liquidity and operations, including the risks associated with each. The MDCC is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee is responsible for oversight of financial risks, including the steps we take to monitor and mitigate these risks. The Nominating and Governance Committee, in its role of reviewing and maintaining the Company's Guidelines on Corporate Governance, manages risks associated with the independence of the Board of Directors, potential conflicts of interest and the governance of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and by the Chief Executive Officer about the known risks to the Company's strategy and business.
Compensation Committee Interlocks and Insider Participation
None of the members of the MDCC has ever served as an officer or employee of the Company while serving on the MDCC or has any relationships with the Company requiring disclosure below under the heading "Related Person Transactions." Mr. Callahan served from July to October 2017 as the Company's Interim Chief Executive Officer, but he did not serve on the MDCC during that period. Since the beginning of the last fiscal year, no executive officer of the Company has served on the compensation committee or board of any company that employs a director of the Company.
Stock Holding Policy for Non-Employee Directors
The Board has established a stock holding policy that requires non-employee directors to retain at least 50% of the shares of Vista Outdoor common stock that they acquire as compensation for service on the Board until they own a number of shares of Vista Outdoor common stock equal in value to five (5) times the amount of the current annual cash retainer paid to members of the Board of Directors, or $475,000. The Nominating and Governance Committee of the Board reviews the stock ownership of each incumbent director annually prior to the Committee's recommendation to the Board of the nominees for election as directors at the annual meeting of stockholders. Shares of Vista Outdoor common stock owned outright and restricted stock and deferred stock units granted under the Company's 2014 Stock Incentive Plan or 2020 Stock Incentive Plan are all counted for the purpose of meeting the stock ownership guideline and valued annually using an average of the 12 prior month end prices. All non-employee directors are currently in compliance with these guidelines.
Information About Our Executive Officers
The following table sets forth certain information with respect to Vista Outdoor's executive officers:

Name	Age	Title
Christopher T. Metz	56	Chief Executive Officer
Sudhanshu Priyadarshi	44	Senior Vice President and Chief Financial Officer
Jason R. Vanderbrink	43	President, Ammunition
Mark R. Kowalski	45	Controller and Chief Accounting Officer
Dylan S. Ramsey	44	General Counsel and Corporate Secretary
Bradford E. Crandell	58	Chief Human Resources Officer
Kelly Reisdorf	42	Chief Communications and Investor Relations Officer

No family relationship exists among any of the executive officers or among any of them and any director of Vista Outdoor. There are no outstanding loans from Vista Outdoor to any of these individuals. Information regarding the employment history (in each case with Vista Outdoor unless otherwise indicated) of each executive officer, other than Mr. Metz, is set forth below. Information regarding the employment history of Mr. Metz can be found above in the information provided for members of our Board of Directors.

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Sudhanshu Priyadarshi

Prior to joining the Company, Mr. Priyadarshi served as the Chief Financial Officer of Flexport, Inc., a digital freight forwarder and logistics platform, from 2018 to 2019. He served as Vice President of Finance for Walmart, Inc.’s eCommerce business from 2017 to 2018 and Vice President, Finance and Strategy within Walmart’s U.S. finance leadership team from 2016 to 2017. From 2013 to 2016, Mr. Priyadarshi served as Global Head of Strategy and Corporate Development and then Global Chief Operating Officer for Cipla Ltd., a global pharmaceutical products company headquartered in India. From 1999 to 2013, Mr. Priyadarshi worked for PepsiCo, Inc. in a variety of finance, planning and strategy-related roles. Mr. Priyadarshi earned his MBA from the University of Technology Sydney.

Senior Vice President and Chief Financial Officer since: April 2020
Age: 44

Jason R. Vanderbrink

Prior to being appointed President of Ammunition in 2017, Jason Vanderbrink served as the Company’s Senior Vice President of Sales for all the Company’s brands.  Prior to this role, he served as the Company’s Vice President, Sales from  2005 to 2017. Mr. Vanderbrink  has more than 20 years of increasing leadership experience in the outdoor industry, including five years with The Cullerton Company from 2000 to 2005. Mr. Vanderbrink currently serves on the National Shooting Sports Foundation’s (NSSF) Board of Governors. Mr. Vanderbrink holds a bachelor’s degree from Saginaw Valley State University, a master’s degree from Missouri State University, and completed the Advanced Management and Leadership Programme at the University of Oxford in 2013.

President, Ammunition since: November 2017
Age: 43

Mark R. Kowalski

Prior to being appointed as Controller and Chief Accounting Officer, Mr. Kowalski served as the Company’s Controller since January 2019 and as Interim Controller and Vice President, Tax from 2018 to January 2019, Vice President, Tax from 2016 to 2018 and Director, Tax from 2015 to 2016. Mr. Kowalski worked in the tax department at Orbital ATK, which spun-off its Sporting Group division to create Vista Outdoor, from 2002 to 2015. Mr. Kowalski earned his Bachelor of Science in Accounting and Masters of Taxation from the University of Minnesota. Mr. Kowalski is a certified public accountant.

Controller and Chief Accounting Officer since: November 2019
Age: 45

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Dylan S. Ramsey

Prior to being appointed General Counsel and Corporate Secretary, Mr. Ramsey served as the Company's General Counsel, Business & Corporate Services and Assistant Secretary since April 2018. Mr. Ramsey also serves as Chairman of the Board of the Vista Outdoor Foundation. Prior to his current role, he served as the Company's Deputy General Counsel from 2017 to April 2018 and Associate General Counsel from 2015 to 2017. Prior to joining Vista Outdoor, Mr. Ramsey practiced corporate and securities law with the legal department at Capital One Financial Corporation from 2012 to 2015 and with the law firms Gibson, Dunn & Crutcher LLP from 2010 to 2012 and Linklaters LLP from 2005 to 2010.  Mr. Ramsey earned his Juris Doctor from the University of Virginia School of Law and his Bachelor of Arts from the University of Pennsylvania.

General Counsel and Corporate Secretary since: November 2019
Age: 44

Bradford E. Crandell

Prior to being appointed Chief Human Resources Officer, Mr. Crandell served as the Company’s Vice President, HR Operations and Talent Acquisition since January 2018. Prior to this role, Mr. Crandell served as Vice President, HR Operations from 2016 to January 2018 and Sr. Director, HR Operations from 2015 to 2016.  Prior to joining the Company, Mr. Crandell served at The ServiceMaster Companies from 2011 to 2015 in two roles including Vice President, Business System Development for the Franchise Services Group and Vice President, HR Planning and Operations across the entire organization. Mr. Crandell earned his Bachelor of Arts from DePauw University.

Chief Human Resources Officer since: November 2019
Age: 58

Kelly Reisdorf

Prior to being appointed Chief Communications and Investor Relations Officer, Ms. Reisdorf served as the Company’s Vice President, Investor Relations since September 2018. Ms. Reisdorft has also served as General Manager of the Company's Venor business unit since April 2021. Prior to these roles, she served as the Company's Vice President, Information Technology from January to September 2018, Senior Director, Enterprise Applications from 2016 to 2017, and Director, Enterprise Applications from 2015 to 2016. Ms. Reisdorf currently serves as Board Member and Advocacy Ambassador for the National Investor Relations Institute, Twin Cities Chapter. Prior to joining the Company, Ms. Reisdorf served in various information technology-related roles from 2007 to 2015 at Orbital ATK. Ms. Reisdorf holds a Bachelor of Arts degree in Business Administration from Bethel University and an MBA in Accounting from Capella University.

Chief Communications and Investor Relations Officer since: November 2019
Age: 42

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COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Introduction
This Compensation Discussion and Analysis explains how our MDCC made decisions related to the compensation of our executive officers, including our "named executive officers" for the fiscal year ended March 31, 2021 (referred to as fiscal year 2021). References to a “fiscal year” in this Compensation Discussion and Analysis section and in the Named Executive Officer Compensation Tables that follow refer to the fiscal year ended March 31 of that year.
Our "named executive officers" for fiscal year 2021 are:
•Christopher T. Metz, Chief Executive Officer and Director
•Sudhanshu Priyadarshi, Senior Vice President and Chief Financial Officer
•Jason R. Vanderbrink, President, Ammunition
•Mark R. Kowalski, Controller and Chief Accounting Officer
•Dylan S. Ramsey, General Counsel & Corporate Secretary
•Miguel A. Lopez, Former Senior Vice President and Chief Financial and Accounting Officer

    Sudhanshu Priyadarshi was appointed as Senior Vice President and Chief Financial Officer, effective April 27, 2020, at which time Mr. Lopez stepped down as Senior Vice President and Chief Financial Officer of the Company and left the Company following a transition period, which included assisting with the preparation of the Company's fiscal year 2020 Annual Report.

Vista Outdoor's Strategic and Financial Performance in Fiscal Year 2021
    In fiscal year 2019, Vista Outdoor embarked on its multi-year strategic transformation plan to reposition the Company to be the leading designer, manufacturer, and marketer of consumer products in the outdoor sports and recreation markets. The first phase of our strategic transformation plan focused on stabilizing our business and building a strong foundation for the future by improving profitability, enhancing operational efficiency, and reducing financial leverage through enhanced cash-flow generation and the divestiture of non-core businesses. Vista Outdoor made significant progress toward these goals by making key leadership changes, investing in digital and e-commerce platforms, addressing our cost structure and strengthening our balance sheet. Learnings from the last few years have been incorporated into our forward-looking plans to continue to improve both financial and operational performance and accelerate value creation.
In fiscal year 2021, the Company delivered record financial results and built upon the capabilities developed during the first two years of its transformation, with an additional emphasis on driving long-term, profitable organic sales growth. Vista Outdoor remains relentlessly focused on the following five strategic pillars, which define our key priorities and investment focus areas:
•Talent and Culture: Invest in talent and foster our culture of agility, efficiency, and innovation.
•Organic Growth: Identify and capture opportunities for organic growth and market share expansion by:
◦Allocating capital to our brands to aid in their development of new and innovative products that serve the needs and preferences of their core consumers; and
◦Leveraging and expanding our distribution channels to expand the commercial presence of all of our brands and efficiently deliver product to meet consumer demand and shopping behavior.
•Centers of Excellence: Leverage our shared resources, expertise and scale to achieve a level of excellence that would be out of reach for our individual brands, with a focus on:
◦Operational excellence to improve margins, supply chain resiliency, and agility;
◦E-commerce, direct-to-consumer and digital marketing capabilities;
◦Acquisition target selection, deal execution and integration.
•Acquisitions: Acquire complementary businesses that we can take to the next level in terms of sales and profitability.
•Capital Allocation: Maintain a conservative balance sheet, healthy margins and strong cash flow generation to provide financial flexibility and enable us to thrive and grow at all points in the market demand cycle.

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In fiscal year 2021, Vista Outdoor continued to deliver on the strategic and financial goals established by our Board of Directors and leadership team as part of the strategic transformation plan, significantly exceeding expectations despite disruptions resulting from the COVID-19 pandemic. The Company benefited from unexpectedly strong demand in the market for its products, as pandemic-related lockdowns and travel restrictions resulted in a surge in participation rates in outdoor activities. This strong demand, combined with the significant progress management made in improving profitability during the first two years of the Company's strategic transformation plan, resulted in record financial results in fiscal year 2021. Highlights include:
•Sales of $2.2 billion, a 27% increase over fiscal year 2020.
•EBIT of $280 million, an over 500% improvement over fiscal year 2020. This improvement was due to strong demand in the market for our products, combined with management’s cost reduction and margin expansion efforts.
•Free cash flow of $318 million, an over 435% improvement over fiscal year 2020.
•Strong EBIT and free cash flow enabled the Company to meet its deleveraging goals, ending the fiscal year with a leverage ratio of approximately 0.7x, the lowest it has been since early in fiscal year 2018.
•Total stockholder return of 264%.

See Annex A for important information about and a reconciliation of certain non-GAAP financial measures included above and elsewhere within the body of this proxy statement.
Stockholder Engagement and Responsiveness to Say on Pay Vote
    Our annual say on pay vote is one avenue for the Board to receive feedback from stockholders regarding our executive compensation program. The Board was pleased with the results of our say on pay vote outcome at our 2020 annual meeting, where 97% of shares that voted were voted in favor of the advisory proposal on our named executive officer compensation.
    We continued to seek feedback through our stockholder outreach efforts, by contacting each of our top 20 stockholders to solicit their views on governance related topics, including our executive compensation program. With support from Company management, the Chair of the MDCC led these stockholder outreach efforts and had direct discussions with stockholders representing more than 35% of our shares outstanding. The feedback from this engagement initiative was shared with the full Board and continues to inform the MDCC for our executive compensation programs.
    A summary of our stockholder outreach efforts, feedback received, and actions taken are outlined below.
    Outreach Efforts

We reached out to our top 20 stockholders	ð	Stockholder engagement meetings were led by the MDCC Chair, with support from management	ð	Feedback received from stockholders during engagement was shared with the full Board and considered in making compensation decisions for fiscal year 2021

    Feedback Received and Actions Taken

    The MDCC continued to improve our executive compensation program for fiscal year 2021 in direct response to stockholder feedback received in connection with our 2019 and 2020 say on pay votes. We value feedback from our stockholders with respect to our executive compensation program, and believe that our dialog with our stockholders has helped the MDCC make several changes to the structure of our annual and long-term compensation programs that better align executive pay and performance. We will continue to engage with our stockholders with respect to executive compensation and other issues. Specific feedback received from our stockholders in fiscal year 2020 and resulting compensation program design changes are described below:

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Topic	Stockholder Feedback	2021 Program Changes Approved in Response
Annual Cash Incentive Program Targets	Concern regarding the rigor of targets used for our performance-based annual cash incentive program	For fiscal year 2021, the MDCC established an EBIT target for our annual cash incentive program of $41 million and free cash flow target of $53 million, each representing a modest decrease from the Company's EBIT and free cash flow results in fiscal year 2020. These targets reflected the Company's financial expectations and goals for fiscal year 2021 in light of significant economic and operational uncertainty as a result of the COVID-19 pandemic at the time the targets were approved by the MDCC in May 2020. The target levels of performance established for these metrics were considered by the MDCC and management to be challenging but achievable when established.
Performance-based long-term incentives	Concern that long-term incentive awards are insufficiently performance-based	For the Company's fiscal year 2021 executive compensation program, the MDCC granted a majority of the total value of our executive officer long-term incentive awards in the form of PSUs. For fiscal year 2021 grants, 60% of the total value of our long-term incentive awards to named executive officers was made in the form of PSUs, 40% of the total value was made in the form of time-based restricted stock units, and we eliminated stock options for named executive officers. The MDCC believes that this added emphasis on performance awards better aligns the interests of our executives with the long-term interests of our stockholders. This mix will continue with fiscal year 2022 grants.

Duplicate performance metrics	Concern with the use of EBIT as a performance metric for both the annual and the long-term incentive plans	Beginning in fiscal year 2021, the Company's strategic transformation plan enhanced its focus beyond EBIT and introduced certain goals for organic sales growth and stockholder returns.

For the Company's fiscal year 2021-2023 PSU awards, the MDCC removed EBIT, replacing it with targets based on net sales growth and EPS growth, weighted equally. The MDCC believes that this change better aligns the incentives of fiscal year 2021-2023 PSU awards with the Company's strategic organic growth targets, and removes the potential for Company executives to earn compensation for the same performance achievement under both the annual and long-term incentive plans. These performance metrics will continue with fiscal year 2022 grants.

Relative Total Stockholder Return (rTSR) metric	Concern with the use of relative TSR as a performance metric where there is no cap on payouts if absolute TSR is negative	Beginning with the fiscal year 2021-2023 PSU awards, relative TSR performance is now used as a payout modifier that will result in an increased payout only if relative TSR over the performance period is both positive and at or above the 75th percentile. Fiscal year 2021-2023 PSU payouts will be subject to a downward adjustment if relative TSR is below the 25th percentile. We believe that this relative TSR modifier structure further strengthens alignment with stockholders. This modifier will continue with fiscal year 2022 grants.

Guaranteed Bonuses	Concern with the use of guaranteed bonuses	The MDCC did not provide any annual incentive guarantees or sign-on equity in connection with the hiring of the Company's new Chief Financial Officer, Sudhanshu Priyadarshi, when he joined the Company in fiscal year 2021 and does not intend to provide annual incentive guarantees for future executive hires.

Executive Compensation Philosophy and Governance
Vista Outdoor's Executive Compensation Philosophy
The overall objective of the Company's executive compensation program is to align incentives with the primary goal for operating the Company: to enhance long-term stockholder value. The program is intended to provide a competitive compensation package to our executives in order to attract, motivate and retain a talented executive leadership group that is dedicated to the long-term interests of our stockholders. Our pay philosophy is to attract the most talented executives and vest them with authority to execute the board-approved strategic and annual plans.

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Executive compensation decisions are based on three fundamental principles:

Compensation Should be Performance-Based	Incentive compensation is designed to drive strong financial performance with the intent of creating long-term stockholder value. Executive compensation varies in relation to the Company's financial performance and stock price performance.

Compensation Should Align Executive and Stockholder Interests	Vista Outdoor will achieve the best results for its stockholders when its executives act and are rewarded as owners in the business.
A significant portion of our total executive pay opportunities comes through equity-based incentives: 60% of the total opportunity for our Chief Executive Officer role, and an average of 33% for our other named executive officers.
Executive officers, including the Chief Executive Officer, are required to retain at least 50% of the net shares (remaining after taxes are withheld) of Vista Outdoor common stock acquired as compensation through separation of service or until such named executive officer holds Vista Outdoor common stock having an aggregate market value equal to or greater than five times base salary, in the case of the Chief Executive Officer, or three times base salary, in the case of other executive officers.

Compensation Opportunities Should be Competitive to Attract and Retain Quality Talent	Vista Outdoor must offer a competitive total compensation package in order to attract and retain a talented executive leadership group. To ensure that we remain competitive and promote executive retention, Vista Outdoor regularly reviews competitive market information for both direct and indirect compensation.
Total direct compensation (base salary, annual incentive, long-term incentive) is benchmarked annually against a company specific peer group as well as other third-party compensation surveys to ensure that our executive compensation program is competitive.

Governance of the Executive Compensation Program at Vista Outdoor
The MDCC consists entirely of independent directors and is responsible for setting the Company's compensation policies and approving the compensation paid to executive officers. The MDCC considers the advice and recommendations of members of our executive team in making its determinations regarding executive compensation. All compensation decisions, however, are made by the MDCC in its sole discretion. We strive to ensure that our executive compensation program encompasses best practices in the market and good governance. This reduces risk and increases the alignment between our executive compensation program and the interests of our stockholders. In establishing our executive compensation program, our MDCC has adopted policies and practices that reflect good governance and best practices in the market.
    The MDCC has retained the services of an independent compensation consulting firm, FW Cook, to assist with its responsibilities. FW Cook reports only to the MDCC and the only services it provides to the Company are pursuant to its engagement as independent compensation consultant to the MDCC. As provided in its charter, the MDCC has the authority to determine the scope of FW Cook’s services and may terminate their engagement at any time. The MDCC reviewed FW Cook’s independence under Securities and Exchange Commission and NYSE rules and determined there was no conflict of interest. The consultant provides the MDCC with the objective information and expertise necessary to make informed decisions that are in the best long-term interests of our business and stockholders, and to keep the MDCC informed as to compensation trends and regulatory developments affecting public companies in general and those operating in our industries.

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Overview of Compensation Best Practices at Vista Outdoor
    The MDCC regularly reviews executive compensation best practices and makes changes to the Company’s programs as appropriate. Our program reflects best practices as follows:

What We Do:		What We Don't Do:
Emphasize pay for performance to align executive compensation with our business strategy and promote creation of long-term stockholder value.	X	No excessive perquisites are provided to our executives.
Seek direct feedback from our stockholders on our executive compensation practices and take that feedback into consideration when making compensation decisions.	X	No excessive supplemental retirement benefits.
Ensure that a significant portion of executive compensation is tied to the achievement of pre-determined and measurable performance goals that are tied to the Company's strategic and financial objectives.	X	No front-loaded incentive awards, which would limit the MDCC’s ability to adjust future pay opportunities.
Impose a recoupment (clawback) policy that applies to incentive awards held by executive officers if there is a material restatement of the Company's financial results.	X	No hedging or pledging of Vista Outdoor stock by our directors and officers, pursuant to our anti-hedging and anti-pledging policies.
Impose a robust stock ownership requirement for our executive officers.	X	No stock options are granted with an exercise price below market value on the date of grant.
Design compensation programs with controls to mitigate risk.	X	No repricing of equity awards without stockholder approval.
Include a double-trigger provision in our change-in-control severance plan.	X	No tax gross-ups paid on change-in-control benefits.
Retain a compensation consultant to provide independent, third-party advice on executive compensation.
Regular competitive benchmarking using multiple sources of data including peer group pay as a reference point to determine total target compensation.
Hold a “say on pay” advisory vote on executive compensation annually.
Determination of Compensation
Before the MDCC approves compensation for the Company's named executive officers for a fiscal year, it reviews the Company's executive compensation program to (1) benchmark ongoing market competitiveness and (2) evaluate the alignment between compensation and overall Company and individual performance. The MDCC relies on the Chief Executive Officer to provide evaluations of the performance of our executives, and the MDCC evaluates the performance of our Chief Executive Officer.
    In consultation with the independent compensation consultant, the MDCC developed a peer group of business competitors of comparable size (referred to as the Compensation Peer Group) to benchmark executive compensation for officers in similar positions at comparable companies. Key characteristics of the Compensation Peer Group include:
•Size Appropriate – comparable in size (considering revenue, market capitalization, and other financial measures).
•Multiple Product Spaces – product lines catering to a wide variety of end-consumers.
•Portfolio of Brands – active management of multiple brands.
•Manufacturing Component – clear in-house manufacturing capabilities and the associated management tasks.

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In fiscal year 2020, our Company significantly reshaped our Compensation Peer Group to reflect our current size, including the impact of divestitures, as well as to provide greater alignment with leisure and outdoor brands. To maintain year over year consistency and to reinforce the continued alignment with our business strategy and operations, no changes were made to the peer group for fiscal year 2021.

    The resultant peer group for fiscal year 2021 consists of the following 19 companies:

Acushnet Holdings Corp.	Helen of Troy Ltd.
American Outdoor Brands Corporation	Johnson Outdoors Inc.
Brunswick Corp.	Mattel, Inc.
Callaway Golf Co.	Oxford Industries, Inc.
Columbia Sportswear Co.	Polaris Industries Inc.
Crocs, Inc.	Spectrum Brands Holdings, Inc.
Deckers Outdoor Corp.	Tupperware Brands Corp.
Garmin Ltd.	Under Armour, Inc.
G-III Apparel Group Ltd.	Wolverine World Wide, Inc.
Hasbro, Inc.

    The 19 companies comprising the fiscal year 2021 Compensation Peer Group have a median revenue of approximately $2.2 billion effective January 2021. The MDCC believes that the total median pay opportunity for our Chief Executive Officer, and other officers for whom we leverage proxy pay data, remains within the competitive range compared to the new Compensation Peer Group.

    In addition to the Compensation Peer Group, the MDCC also considers reported pay data from leading third-party compensation surveys.
The MDCC reviewed multiple market reference points for each executive officer as a guide to establish a targeted level of total direct compensation (base salary, annual incentives, and long-term incentives) for each executive officer position. The Chief Executive Officer then made recommendations to the MDCC on the pay levels for officers (other than himself) based on the Chief Executive Officer's assessment of the officer's performance. The MDCC considered similar data for Mr. Metz.
    The MDCC reviewed our peer group prior to making fiscal year 2022 compensation decisions and made no changes to the list above. The MDCC will continue to evaluate the Compensation Peer Group to ensure comparability and may make changes to the Compensation Peer Group for purposes of evaluating the competitiveness of the Company's executive compensation program for future periods. The MDCC retains discretion to make adjustments such that the compensation of individual executive officers may be above or below the market references. The level of compensation for the Company's Chief Executive Officer is determined solely by the MDCC, with information and support from its independent compensation consultant.

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Elements of the Company's Executive Compensation Program
The primary elements of the Company's executive compensation program are:

Compensation Element	Fundamental Principle Served	Objective	Competitive Positioning
Base salary	Designed to attract and retain quality talent	To provide a fixed level of cash compensation for sustained individual performance, based on level of responsibility, performance, and experience	Targeted at or around the 50th percentile of the market data described above
Annual incentive	Performance based/aligned with stockholder interests	To focus attention on and reward executives for their contributions to the Company's annual financial and operational performance	Opportunities are targeted at or around the 50th percentile of the market data described above
Long-term incentive	Performance based/aligned with stockholder interests	To align management's interests with those of the Company's stockholders through the use of stock incentive programs that help drive stockholder value over time and support retention of our executives	Award values are targeted at or around the 50th percentile of the market data described above
Benefits	Designed to attract and retain quality talent	To provide a competitive total compensation program and support the retention of key executive talent	In line with peers and general market
Perquisites	Designed to attract and retain quality talent	Minimal benefits, with careful consideration to only those where perceived benefit by the executive is greater than the cost to the Company	In line with peers
The various elements afford flexibility in designing an executive compensation package and allow the MDCC to focus executive officers' efforts on both short-term and long-term business objectives. Prior to the beginning of each fiscal year, the MDCC meets at a regularly scheduled meeting to establish base salary and annual and long-term incentive compensation levels for the Company's executive officers for the following fiscal year. The MDCC approves all grants of equity awards to named executive officers, and Vista Outdoor does not backdate, reprice or grant equity awards retroactively.
The MDCC has designed the Vista executive compensation program to attract, motivate, and retain key talent, which is necessary to create long-term stockholder value. The MDCC re-examines the design of the program to evaluate its effectiveness and make any changes it determines necessary to better align it with our strategy and compensation philosophy. This year, the MDCC continued to solicit specific feedback from several of our stockholders to gain important insight and help the MDCC's efforts to refine the alignment of our compensation arrangements with the interests of our stockholders. As a result, significant elements of our executive officers' compensation have been tied to financial and operating performance and are intended to drive sustained long-term stockholder value. For our fiscal year 2021 compensation program, long-term incentives were delivered in the form of PSUs and restricted stock units ("RSUs"). The structure of our executive compensation program is outlined below.

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Compensation for Fiscal Year 2021
Overview

Performance-Based
Time-Based
FY21 Total Annual Compensation
Base Salary
Annual Cash Incentive
Long-Term Incentive
EBIT (70%)
Free Cash Flow (30%)
Restricted Stock (40%)
Performance Shares (60 %)
EPS Growth (50%)
Organic Sales Growth (50%)
rTSR (Modifier)

Base Salaries
    The MDCC conducted its review of our executive officers' base salaries at the MDCC's February and March 2020 meetings and approved the fiscal year 2021 base salaries listed in the table that follows. Mr. Metz did not receive a base salary increase for fiscal year 2021. Mr. Vanderbrink, Mr. Kowalski and Mr. Ramsey received base salary increases for fiscal year 2021 to reflect their performance and contributions as well as maintain alignment with market movement. Mr. Priyadarshi's salary was established upon his hiring, and Mr. Lopez' annual salary of $515,000 was not changed for the portion of fiscal year 2021 during which he was employed.

Name	Base Salary for FY2021
Christopher T. Metz	$1,000,000
Sudhanshu Priyadarshi	$515,000
Jason R. Vanderbrink	$415,000
Mark K. Kowalski	$275,000
Dylan Ramsey	$310,000
Miguel Lopez	$515,000
Annual Cash Incentive Compensation for Fiscal Year 2021
Annual cash incentive compensation for our executive officers is paid under the Company's Executive Officer Incentive Plan, a cash-based pay-for-performance plan. As it did in prior years, for fiscal year 2021, the MDCC established performance targets for our corporate executive officers, including Mr. Metz, Mr. Priyadarshi, Mr. Ramsey and Mr. Kowalski (the "Corporate Plan") based on the Company's consolidated EBIT and free cash flow, each adjusted to exclude the results of our divested Firearms business as well as the impact of certain other items previously approved by the MDCC. The MDCC continues to believe that EBIT and free cash flow are the appropriate measures to drive annual Company financial performance and incentivize management to achieve the goals of the Company's strategic transformation plan.

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EBIT for the Company's corporate-level incentive plan is defined as earnings before interest and taxes as determined by Generally Accepted Accounting Principles ("GAAP"), excluding the impact of acquisitions during the fiscal year and subject to certain adjustment factors approved by the MDCC and consistent with adjustments applied to the Company’s GAAP results for purposes of publicly reporting the Company’s non-GAAP adjusted earnings before interest and taxes for fiscal year 2021. Free cash flow for the Corporate Plan is defined as cash provided from operations less capital expenditures, excluding the impact of acquisitions during the fiscal year and subject to certain adjustment factors approved by the MDCC and consistent with adjustments applied to the Company’s reported results for purposes of publicly disclosing the Company’s free cash flow for fiscal year 2021.
Mr. Vanderbrink participates in our Ammunition business unit performance-based annual cash incentive plan (the "Ammunition Plan"). For the fiscal year 2021 Ammunition Plan, the MDCC established performance targets based on Ammunition EBIT, Ammunition DIO, Ammunition sales, and Ammunition gross profit. Ammunition DIO is defined as the Ammunition business unit’s net inventory balance at the end of each quarter, divided by the business unit’s cost of goods sold for the quarter multiplied by four, multiplied by 365. Final Ammunition DIO achievement is determined by averaging the four quarterly Ammunition DIO amounts in the Company’s fiscal year.
The performance goals under the Corporate Plan were weighted 70% on the Company’s EBIT and 30% on the Company’s free cash flow. The performance goals under the Ammunition Plan were weighted 42% on Ammunition EBIT, 18% on Ammunition DIO, 15% on Ammunition sales, 5% on Ammunition gross profit, 14% on corporate EBIT, and 6% on corporate free cash flow. Of the two targets for the corporate plan, the MDCC weighted EBIT more heavily because the MDCC views EBIT improvement as the key indicator of success for the Company's multi-year strategic transformation plan. The target level of performance established for each performance goal was based on the Company's financial performance expectations for fiscal year 2021. The target levels of performance were considered by the MDCC and management to be rigorous and challenging but achievable when set.
The MDCC established fiscal year 2021 financial targets that it believes created appropriate incentives for management to sustain the Company's financial performance during a period of significant economic and operational uncertainty created by the COVID-19 pandemic. The fiscal year 2021 corporate EBIT target of $41 million established by the MDCC represented a modest decrease over the Company's fiscal year 2020 EBIT, which the MDCC believed to be appropriate in light of significant economic and operational uncertainty related to the COVID-19 pandemic at the time the targets were established in May 2020. The target level of performance established for EBIT was considered by the MDCC to be challenging but achievable when established.
One of the most critical early financial goals of the Company’s strategic transformation plan was improving working capital efficiency and cash generation, and using that free cash flow to pay down debt. The MDCC continues to believe that free cash flow generation is an important indicator of the Company's progress on the strategic transformation plan and critical to maintaining conservative financial leverage. The fiscal year 2021 target established by the MDCC for free cash flow under the Corporate Plan was $53.0 million, representing a modest decrease over the Company's fiscal year 2020 free cash flow, which the MDCC believed to be appropriate in light of significant economic and operational uncertainty related to the COVID-19 pandemic at the time the targets were established in May 2020.  The MDCC believes that the target set an appropriate balance between prioritizing continued cash flow generation and maintaining the optimum level of working capital to fund the Company’s ongoing business.
See Annex A for important information about and a reconciliation of certain non-GAAP financial measures included above and elsewhere within the body of this proxy statement.
The fiscal year 2021 Ammunition Plan EBIT target of $81 million established by the MDCC represented an almost $15 million increase over EBIT generated by the Ammunition business unit in fiscal year 2020. The fiscal year 2021 Ammunition DIO target was 88 days. The fiscal year 2021 Ammunition sales target was $820 million and the Ammunition gross profit target was $147 million. The MDCC believed these targets to be challenging but achievable in light of general economic conditions and operational uncertainty created by the COVID-19 pandemic at the time the targets were established in May 2020.
The MDCC believes that the incentives created by the Corporate Plan and Ammunition Plan for fiscal year 2021 had the desired effect, as Vista Outdoor delivered EBIT and free cash flow that far exceeded the targets set by the MDCC and represented an over 500% increase in EBIT and 435% increase in free cash flow over the Company's fiscal year 2020 performance. While the MDCC retains discretion to decrease annual incentive payments, the MDCC did not exercise this downward discretion in light of what the MDCC believes was a highly successful fiscal year 2021 by the Company.

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    In May 2021, the MDCC evaluated the Company's results on each of the performance goals for the Corporate Plan for the fiscal year ended March 31, 2021 and determined that the Company's financial performance was above the established maximum performance goal for both EBIT and for free cash flow, resulting in an overall payout of 200% of target for Messrs. Metz, Priyadarshi, Kowalski, and Ramsey. Mr. Lopez did not receive an annual incentive payment, as he was not employed for the full fiscal year.
The overall financial performance results were as follows:

Corporate Plan (amounts in millions)
Goals ($ in Millions)	Goal Weighting	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Actual Achievement
EBIT	70%	$33	$41	$45	$290
Free Cash Flow	30%	$42	$53	$58	$318
See Annex A for important information about and a reconciliation of certain non-GAAP financial measures included above and elsewhere within the body of this proxy statement.
Similarly, in May 2021, the MDCC evaluated the Ammunition business unit's results on each of the performance goals for the Ammunition Plan for the fiscal year ended March 31, 2021 and determined that the business unit's financial performance was above maximum for Ammunition EBIT, at maximum for Ammunition DIO, above maximum for Ammunition Sales and above maximum for Ammunition Gross Profit, resulting in an overall payout of 200% of target for Mr. Vanderbrink. The overall results were as follows:

Ammunition Plan (amounts in millions)
Goals ($ in Millions)	Goal Weighting	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Actual Achievement
Ammunition EBIT	42%	$65	$81	$89	$223
Ammunition DIO	18%	106 days	88 days	79 days	79 days
Ammunition Sales	15%	$656	$820	$902	$1,120
Ammunition Gross Profit	5%	$118	$147	$162	$312
Corporate EBIT	14%	$33	$41	$45	$290
Corporate Free Cash Flow	6%	$42	$53	$58	$318

    The annual incentive plan achievement described above includes the same adjustment factors applied to the Company’s reported results for purposes of disclosing the Company’s non-GAAP adjusted EBIT and free cash flow for fiscal year 2021.
In fiscal year 2021, the economic and operational risks related to the COVID-19 pandemic that created significant uncertainty regarding Company performance at the time the targets were set by the MDCC in May 2020 did not materialize. As a result, the Company continued to make significant progress in achieving the goals of its strategic transformation plan, and achieved results far in excess of the maximum performance levels set for the Corporate Plan and Ammunition Plan. However, management payouts under these plans were capped at 200%, thus resulting in Company stockholders receiving a significantly greater share of the Company's improved performance in fiscal year 2021 than they would have received had the MDCC not imposed the 200% cap.
The following table sets forth the threshold, target and maximum annual incentive compensation amounts established by the MDCC, and the actual cash incentive paid for fiscal year 2021 performance to each of the named executive officers:

	FY2021 Annual Cash Incentive Amounts			Actual
	Threshold	Target	Maximum	Incentive Paid
Christopher T. Metz	$250,000	$1,000,000	$2,000,000	$2,000,000
Sudhanshu Priyadarshi	$96,563	$386,250	$772,500	$772,500
Jason R. Vanderbrink	$62,250	$249,000	$498,000	$498,000
Mark K. Kowalski	$27,500	$110,000	$220,000	$220,000
Dylan Ramsey	$34,875	$139,500	$279,000	$279,000
Miguel A. Lopez	$96,563	$386,250	$772,500	$—

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Long-Term Incentive (LTI) Compensation for Fiscal Year 2021
The MDCC determines the framework and goals for the Company's LTI compensation program. Each year, the MDCC considers the elements and structure of the Company's LTI compensation program and evaluates its effectiveness at aligning management incentives with the Company's long-term strategic and financial goals. For the Company's fiscal year 2021 executive compensation program, the MDCC shifted a larger portion of annual LTI awards for named executive officers to PSUs to better align the LTI program with the financial and profitability goals of the Company's strategic transformation plan. For fiscal year 2021 grants, 60% of the total value of the LTI awards granted to executive officers were made in the form of PSUs, and 40% was granted in the form of RSUs.

The key elements and objectives of the fiscal year 2021 LTI program for the Company's executive officers are shown below. The LTI awards described in the table below (PSUs and RSUs) are intended to form a significant part of each executive officer's fiscal year 2021 compensation package. The dollar value of fiscal year 2021 RSU awards were approved by the MDCC in the final month of fiscal year 2020 and translated into a corresponding number of Vista Outdoor common shares based on the closing stock price on the date the award was approved. RSU awards for fiscal year 2021 thus appear in the Summary Compensation table as 2020 compensation, and fiscal year 2021 RSU awards described below are not included in the Grants of Plan-Based Awards table provided in this proxy statement, but are included in the Grants of Plan-Based Awards table in the proxy statement filed on June 19, 2020.

Type of Award	LTI Mix (% of Total Opportunity)	Objectives	Key Terms
PSUs (if earned, to be paid out in shares of Vista Outdoor common stock)	60%	Balancing earnings growth as well as market returns	Measured over a three-year period: (1) cumulative three-year EPS growth for fiscal years 2021-2023, with payment assessed at the end of the three-year performance period (50% weighting); and (2) net sales growth for fiscal years 2021-2023, with payment assessed at the end of the three year performance period (50% weighting), modified by relative total stockholder return (rTSR): three-year return compared to the S&P Small Cap 600 Index (excluding companies in the Financial sector) (+/- 20%). Due to the uncertainty at the outset of the pandemic, the first year performance goals were established upon initial grant of the PSUs on May 4, 2020, and the performance goals for the remaining two years of the performance period were established on March 8, 2021.
RSUs	40%	Retention, with underlying value driven by stock-price performance	Equal annual installments, vesting over a three-year period.

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Performance Share Units: Metrics for the Fiscal Year 2021-2023 Performance Period
As noted above, for the fiscal year 2021-2023 performance period, the MDCC selected two performance metrics, EPS growth and net sales growth, equally weighted, modified by relative total stockholder return (rTSR), to incentivize management to deliver meaningful progress toward the profitability and other goals of the Company's strategic transformation plan. The MDCC believes that these performance metrics and their relative weighting provide a strong balance between (a) growth and returns, (b) financial performance and market performance, and (c) absolute performance and relative performance. The metrics and their relative weighting are described in more detail below:

Component	Weight	Metric
EPS Growth	50%	Separate one-year target for fiscal year 2021 and two-year target for fiscal years 2022-2023. Final payouts under the PSUs are based on the achievement level against the fiscal year 2021 target and average annual achievement against the fiscal year 2022-2023 targets at the end of the performance period. Linear payout scaled from Threshold to Target and from Target to Maximum. The payouts determined as follows:
			% of Target Payout
		Threshold	25%
		Target	100%
		Maximum	200%

Component	Weight	Metric
Net Sales Growth	50%	Separate one-year target for fiscal year 2021 and two-year target for fiscal year 2022-2023. Final payouts under the PSUs are based on the achievement level against the fiscal year 2021 target and average annual achievement against the fiscal year 2022-2023 targets at the end of the performance period. Linear payout scaled from Threshold to Target and from Target to Maximum. The payouts determined as follows:
			% of Target Payout
		Threshold	25%
		Target	100%
		Maximum	200%

Component	Weight	Metric
rTSR	Modifier	rTSR will be calculated over the three-year performance period using the average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period will be used in the calculation. The rTSR modifier will not result in a total award payout that exceeds 200% of target and no positive TSR modification will occur if Vista Outdoor's TSR is negative. Vista Outdoor's results will be compared to the S&P Small Cap 600 Index (excluding companies in the financial sector) to determine the modifier of the payout as follows:
			Percentile Achievement	Calculated Modifier
		Threshold	At or Below the 25th	(20)%
		Target	26th to 74th	—%
		Maximum	At or Above the 75th	20%
For the fiscal year 2021 LTI grants, PSUs are subject to performance targets based on earnings-per-share and net sales growth, with rTSR used only as a modifier, reflecting the MDCC's view that management's successful effort to improve Company profitability makes it appropriate to shift the focus of future LTI grants toward long-term revenue growth. However, the MDCC continues to believe that the use of EBIT performance targets under the annual incentive plan appropriately incentivizes management to improve Company profitability. The MDCC also believes that the free cash flow metric used for the fiscal year 2021 annual incentive plan provides an appropriate balance to the EBIT metric in that plan.

For all measures, no payout will be made if performance falls short of threshold, and the actual amounts payable will be interpolated on a straight-line basis between the threshold and target or between the target and maximum, as applicable. The target levels of performance were considered by the MDCC and management to be challenging but achievable when established.

When setting the goals, the MDCC also specified that in determining and calculating the performance results at the end of the performance period, adjustments may, in the MDCC's sole discretion, be made to eliminate the negative or positive effects of:

•charges for extraordinary items and other unusual or non-recurring items of loss or gain;
•asset impairments;
•litigation or claim judgments or settlements;
•changes in the Internal Revenue Code or statutory tax rates;
•changes in accounting principles (including the impact of any changes in accounting policies);
•changes in other laws or regulations affecting reported results;

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•charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities;
•gains or losses from the acquisition or disposition of businesses or assets (but only with respect to transaction costs and transition/integration costs arising from any acquisition or disposition of businesses or assets) or from the early extinguishment of debt;
•foreign currency exchange gains or losses; and
•changes as a result of the Coronavirus impact.

Due to uncertainty at the outset of the COVID-19 pandemic, the MDCC established the EPS growth and net sales growth goals for only the first year of the fiscal 2021-2023 performance period on May 4, 2020. Many of the risks and uncertainties that existed at the outset of the COVID-19 pandemic did not fully materialize or were mitigated by Company actions. As described above, the Company delivered strong financial performance in fiscal year 2021. In light of the Company's strong fiscal year 2021 performance and reduced uncertainty, on March 8, 2021 the MDCC established the annual goals for the remaining two years of the performance period. Final payouts under the PSUs will be based on the achievement level against the fiscal year 2021 targets and average annual achievement against fiscal year 2022-2023 targets at the end of the performance period. The MDCC retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.

Under GAAP, one-third of the fiscal year 2021-2023 PSUs were considered to be granted on May 4, 2020, when the MDCC established the EPS growth and net sales growth goals for fiscal year 2021. Similarly, the remaining two-thirds of the fiscal year 2021-2023 PSUs were considered to be granted on March 8, 2021, when the MDCC established the EPS growth and net sales growth goals for fiscal years 2022 and 2023. The expense recognized by the Company for the fiscal year 2021-2023 PSUs, and the amounts shown in the Stock Awards column of the Summary Compensation Table for fiscal year 2021, are therefore elevated as a result of the substantial increase in Vista Outdoor's stock price during fiscal year 2021 and do not reflect the dollar value of each named executive officer's target annual PSU grant on the date it was initially approved by the MDCC. The table below shows the total number of fiscal year 2021-2023 PSUs awarded to our named executive officers at target performance, and their target total value as of the approval date, in each case as approved by the MDCC at its March 2020 regularly scheduled meeting:

Name	Target FY 2021 - 2023 Performance Shares: Number of Shares	Target FY 2021-2023 Performance Shares: Award Value
Christopher T. Metz	355,475	$1,980,000
Jason R. Vanderbrink	86,175	$480,000
Dylan S. Ramsey	32,315	$180,000
Mark R. Kowalski	24,236	$135,000

Additionally, as part of his hiring Mr. Priyadarshi was granted a fiscal year 2021 long-term incentive award that included a PSU award with a grant date fair value of $480,000, or 47,524 shares at target performance. Fiscal year 2021-2023 PSU grants for Mr. Priyadarshi, Mr. Vanderbrink, Mr. Ramsey and Mr. Kowalski included an additional grant of PSUs approved by the MDCC for certain key Vista Outdoor executives in addition to their annual compensation package to increase the retentive value of the fiscal year 2021-2023 PSU awards. The MDCC believes this additional grant of fiscal year 2021-2023 PSUs was necessary to retain key talent in light of the significant economic and operational uncertainty that existed at the time the awards were approved in March 2020.

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Payout of Fiscal Year 2019-2021 PSUs
In March 2019, PSUs were granted to Messrs. Metz, Vanderbrink, and Lopez and other key employees of the Company. The awards had a performance period from April 1, 2019 through March 31, 2021 and were contingent on the Company achieving the following performance goals:

Component	Weight	Metric
Earnings Before Interest and Taxes (EBIT)	70%	EBIT was calculated as the Company's cumulative three-year EBIT over the performance period to determine the payout as follows:
			EBIT	% of Target Payout
		Threshold	$275	50%
		Target	$324	100%
		Maximum	$356	200%
		Actual	$492	200%

Relative Total Stockholder Return (rTSR)	30%	rTSR was calculated over the three-year performance period using the average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period was used in the calculation. Vista Outdoor's results were compared to the S&P Midcap 400 Index (excluding companies in the financial sector) to determine the payout as follows:
			Percentile Achievement	% of Target Payout
		Threshold	25th	50%
		Target	50th	100%
		Maximum	75th	200%
		Actual	81st	200%

Final Payout				200%
    Based on the Company’s performance results, the MDCC determined that the following fiscal year 2019-2021 PSUs had been earned at 200% of target and approved the following share payout amounts:

Fiscal Year 2019-2021 PSUs
	Total Shares Granted	Overall Payout	Proration	# Shares Vested
Christopher T. Metz	61,643	200%		123,286
Jason R. Vanderbrink	4,669	200%		9,338
Miguel A. Lopez	12,997	200%	70.23%	18,240

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Fiscal Year 2022 Compensation Decisions
Base Salaries for Fiscal Year 2022
The MDCC conducted its review of our executive officers' base salaries at the MDCC's March 2021 meeting. The MDCC considered potential base salary actions in light of the Company’s current business environment and market data from peer group and other compensation survey sources. The compensation analysis presented by the compensation consultant indicated that, in light of the recent promotion of several of the Company's named executive officers into their current roles, total target annual compensation, including base salaries, for several of our named executive officers were substantially below levels paid to officers in comparable positions at other companies within the Company's peer group. Mr. Vanderbrink's Ammunition business unit also grew significantly in size and complexity in fiscal year 2021 following Vista Outdoor's acquisition of the Remington and Hevi-Shot ammunition businesses. Mr. Metz had also not received an increase to his base salary since his initial hire in October 2017. Therefore, after careful consideration and in light of the strong performance of the Company and its named executive officers during fiscal year 2021, the MDCC approved the base salary increases for the named executive officers as described below.
The table below reflects the base salaries for the named executive officers listed for fiscal year 2022.

Name	FY22 Base Salary	Percentage Increase
Christopher T. Metz	$1,100,000	10.0%
Sudhanshu Priyadarshi	$530,000	2.9%
Jason R. Vanderbrink	$500,000	20.5%
Mark R. Kowalski	$290,000	5.5%
Dylan S. Ramsey	$375,000	21.0%
Annual Cash Incentive Compensation for Fiscal Year 2022
In March 2021, the MDCC established the performance goals for the annual incentive compensation program for the fiscal year ending March 31, 2022 under the Company's Executive Officer Incentive Plan. The MDCC decided to set annual performance targets based on the Company's current expectations for fiscal year 2022 for the financial measures described below.
The MDCC determined that Company EBIT and free cash flow are the appropriate measures to incentivize executive officers subject to the Company's Corporate Plan (Mr. Metz, Mr. Priyadarshi, Mr. Kowalski and Mr. Ramsey) and to maintain their focus on improving the Company's overall profitability and cash generation in fiscal year 2022. Company free cash flow is defined as cash provided from operations less capital expenditures. The performance goals in the fiscal year 2022 Corporate Plan are weighted 70% on the Company's EBIT and 30% on the Company's free cash flow.
For Mr. Vanderbrink, who is subject to the Ammunition Plan, the MDCC determined that Ammunition EBIT, Ammunition Free Cash Flow, and sales for the Company's Ammunition business unit are appropriate measures to incentivize Mr. Vanderbrink to continue to deliver improved financial performance for his business unit in fiscal year 2022, including the integration and operation of the Company's Remington and Hevi-Shot ammunition businesses, which were acquired in fiscal year 2021. Mr. Vanderbrink's fiscal year 2022 incentive compensation payout will be based 80% on performance against the performance targets set by the MDCC for the Ammunition Plan and 20% on performance against the performance targets and relative weightings set by the MDCC for the Corporate Plan.
The target level of performance established for each performance goal is based on the Company's financial performance expectations for fiscal year 2022. The target levels of performance were considered by the MDCC and management to be challenging but achievable when set. Vista Outdoor is not providing any guidance, nor updating any prior guidance of its future performance, by reference to these targets.
    Actual performance will be measured following the end of the performance period. The MDCC retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.
As part of the annual review of individual executive officer compensation levels, the MDCC reviewed and established the annual incentive payment opportunity (expressed as a percentage of base salary) for target performance for each executive officer.

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The compensation analysis presented by the compensation consultant indicated that, in light of the recent promotion of several of the Company's named executive officers into their current roles, total target compensation and target annual incentive opportunity for several of our named executive officers were substantially below levels paid to officers in comparable positions at other companies within the Company's peer group. Vista Outdoor's Ammunition business unit, led by Mr. Vanderbrink, also grew significantly in size and complexity in fiscal year 2021 following Vista Outdoor's acquisition of the Remington and Hevi-Shot ammunition businesses. Mr. Metz had also not received an increase to his target annual incentive opportunity since his initial hire in October 2017. In light of these factors, for fiscal year 2022 the MDCC approved a target annual incentive opportunity for Mr. Metz, Mr. Priyadarshi, Mr. Kowalski, Mr. Vanderbrink and Mr. Ramsey as follows.

Name	Fiscal Year 2022 Annual Cash Incentive Targets (as % of base salary)
Target
Christopher T. Metz	120%
Sudhanshu Priyadarshi	75%
Jason R. Vanderbrink	75%
Mark R. Kowalski	40%
Dylan S. Ramsey	55%

Long-Term Incentive Compensation
The LTI mix granted in fiscal year 2021 was continued in fiscal year 2022 and consisted of 60% PSUs and 40% RSUs. The MDCC believes that this mix provides meaningful incentives for the executive officers to drive the growth of the business and more closely aligns compensation of our executive officers with Company performance.
Performance Share Units: Awards and Metrics for the Fiscal Year 2022-2024 Performance Period
For the fiscal year 2022-2024 performance period, the MDCC again chose Organic Sales Growth and EPS Growth as performance targets, with a relative total stockholder return (rTSR)-based modifier. The MDCC believes that this mix of performance targets will appropriately align management incentives with the long-term organic growth goals of the Company, while maintaining appropriate emphasis on relative and absolute stockholder returns. The metrics and targets are described in more detail below:

Component	Weight	Metric
EPS Growth	50%	EPS Growth, determined by achievement level at the end of the 3-year performance period. The payouts determined as follows:
		% of Target Payout
		Threshold	25%
		Target	100%
		Maximum	200%

Component	Weight	Metric
Organic Sales Growth	50%	Organic Sales Growth, determined by achievement level at the end of the 3-year performance period. The payouts determined as follows:
		% of Target Payout
		Threshold	25%
		Target	100%
		Maximum	200%

Component	Weight	Metric
rTSR	Modifier	rTSR will be calculated over the three-year performance period using the average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period. Vista Outdoor's results will be compared to the S&P SmallCap 600 Index (excluding companies in the financial sector) to determine whether a positive or negative modifier should be applied to the payout determined by achievement against the EPS and Sales Growth targets described above. If absolute TSR is negative during the performance period but is at or above the 75th percentile on a relative basis, no positive modifier will be applied to final payouts.
			Percentile Achievement	% of Target Payout
		Threshold	At or below the 25th	-20%
		Target	26th to 74th	0%
		Maximum	At or above the 75th	+20%

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For all measures, no payout will be made if performance falls short of threshold, and the actual amounts payable will be interpolated on a straight-line basis between the threshold and target or between the target and maximum, as applicable. The target levels of performance were considered by the MDCC and management to be challenging but achievable when established.
    Actual performance will be measured following the end of the performance period. The MDCC retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.

The table below shows the total number of fiscal year 2022-2024 PSUs awarded to our named executive officers at target performance, and their target total value, in each case as approved by the MDCC at its March 2021 meeting:

Name	Target FY 2022 - 2024 Performance Shares: Number of Shares	Target FY 2022-2024 Performance Shares: Award Value
Christopher T. Metz	73,145	$2,160,000
Sudhanshu Priyadarshi	16,153	$477,000
Jason R. Vanderbrink	12,698	$375,000
Dylan S. Ramsey	4,952	$146,250
Mark R. Kowalski	3,240	$95,700

Named Executive Officer Target Annual Compensation Mix
Consistent with our pay for performance philosophy, a substantial percentage of our CEO's fiscal year 2022 target total direct annual compensation, 82%, is directly linked to the successful achievement of the Company’s short-term and long-term performance goals through performance-based, variable and at-risk compensation, allocated as shown below.

    The total target compensation approved by the MDCC for our named executive officers differs from the amount reported in the Summary Compensation Table due to the timing of the approval of targets for our fiscal year 2021-2023 PSU awards. Due to uncertainty at the outset of the COVID-19 pandemic, the MDCC established the EPS growth and net sales growth goals for only the first year of the fiscal 2021-2023 performance period on May 4, 2020. Many of the risks and uncertainties that existed at the outset of the COVID-19 pandemic did not materialize and as described above the Company delivered strong financial performance in fiscal year 2021. In light of the Company's strong fiscal year 2021 performance and reduced uncertainty, on March 8, 2021 the MDCC established the annual goals for each of the remaining two years of the performance period. Final payouts under the PSUs will be based on the achievement level against the fiscal year 2021 targets and average annual achievement against fiscal year 2022-2023 targets at the end of the performance period.

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Under GAAP, one-third of the fiscal year 2021-2023 PSUs were considered to be granted on May 4, 2020, when the MDCC established the EPS growth and net sales growth goals for fiscal year 2021. Similarly, the remaining two-thirds of the fiscal year 2021-2023 PSUs were considered to be granted on March 8, 2021, when the MDCC established the EPS growth and net sales growth goals for fiscal years 2022 and 2023. The expense recognized by the Company for the fiscal year 2021-2023 PSUs, and the amounts shown in the Stock Awards column of the Summary Compensation Table for fiscal year 2021, are therefore elevated as a result of the substantial increase in Vista Outdoor's stock price during fiscal year 2021 and do not reflect the dollar value of each named executive officer's target annual PSU grant on the date it was approved by the MDCC.

The total fiscal year 2020, 2021 and 2022 target annual compensation package approved by the MDCC for each of our named executive officers is below:

TOTAL DIRECT COMPENSATION TARGETS
Name	Year	Base Salary	Target Annual Cash Bonus	Annual Long-Term Incentive Grant			Total Target Annual Compensation
				RSUs	PSUs	Options
Christopher T. Metz	FY2022	$1,100,000	$1,320,000	$1,440,000	$2,160,000	$—	$6,020,000
	FY2021	$1,000,000	$1,000,000	$1,320,000	$1,980,000	$—	$5,300,000
	FY2020	$1,000,000	$1,000,000	$990,000	$1,815,000	$495,000	$5,300,000
	FY2019	$1,000,000	$1,000,000	$990,000	$990,000	$1,320,000	$5,300,000
Sudhanshu Priyadarshi	FY2022	$530,000	$397,500	$318,000	$477,000	$—	$1,722,500
	FY2021	$515,000	$386,250	$309,000	$463,500	$—	$1,673,750
	FY2020	$—	$—	$—	$—	$—	$—
	FY2019	$—	$—	$—	$—	$—	$—
Jason R. Vanderbrink	FY2022	$500,000	$375,000	$250,000	$375,000	$—	$1,500,000
	FY2021	$415,000	$249,000	$182,600	$273,900	$—	$1,120,500
	FY2020	$375,000	$206,250	$112,500	$206,250	$56,250	$956,250
	FY2019	$—	$—	$—	$—	$—	$—
Mark K. Kowalski	FY2022	$290,000	$116,000	$63,800	$95,700	$—	$565,500
	FY2021	$275,000	$110,000	$55,000	$82,500	$—	$522,500
	FY2020	$270,000	$108,000	$135,000	$—	$—	$513,000
	FY2019	$—	$—	$—	$—	$—	$—
Dylan S. Ramsey	FY2022	$375,000	$206,250	$97,500	$146,250	$—	$825,000
	FY2021	$310,000	$139,500	$62,000	$93,000	$—	$604,500
	FY2020	$265,200	$92,820	$92,820	$—	$—	$450,840
	FY2019	$—	$—	$—	$—	$—	$—
Benefits
Vista Outdoor provides certain benefits to our named executive officers in the form of health, welfare, and retirement benefits. We do so to support the attraction and retention of highly skilled executives. The Company's benefit programs offer flexibility and choice. Under our benefit programs, employees have the opportunity to choose which benefits fit their personal family and financial needs.
Health and Welfare Benefits. Our named executive officers participate in the same health and welfare programs as all other Company employees.
Qualified Retirement Benefits. Generally, our named executive officers participate in the standard employee retirement programs, which typically consists of participation in the Vista Outdoor Inc. 401(k) Plan (the “401(k) Plan”).
Nonqualified Deferred Compensation. We offered two nonqualified deferred compensation plans as tools for our key employees to plan for their financial future. The first plan, the Defined Contribution Supplemental Executive Retirement Plan (the “DC SERP”) is designed to allow for retirement savings above the limits imposed by the Internal Revenue Service for 401(k) plans on a tax-deferred basis. Specifically, the DC SERP provides for a small 401(k) make-up match, which is included in the Summary Compensation Table, to ensure that named executive officers get the full benefit of the Company’s matching contribution, like every other employee, without regard to the IRS compensation limit applicable to the 401(k) plan. Separately, the Company sponsored a traditional Nonqualified Deferred Compensation Plan (“NQDCP”) which allowed employees to make voluntary deferrals of compensation. The NQDCP was terminated in February 2021 at which time no named executive officers, or any other active Company employees, were participating in that plan. All accounts previously

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deferred under the NQDCP are credited with earnings and investment gains and losses by assuming that deferred amounts were hypothetically invested in one or more investment alternatives selected by the participant under the terms of the plans. These investment choices are generally the same as those offered to all Company employees through the 401(k) Plan. Balances in the deferred compensation plans reflect amounts that have accumulated over time, which balances will be distributed consistent with the time requirements of Section 409A of the Internal Revenue Code.
Severance. From time to time, we may provide a named executive officer a severance package in connection with a termination of employment. Generally, the package for named executive officers is aligned with the benefits outlined in the Company's Executive Severance Plan. In certain circumstances, we may offer additional severance benefits to facilitate successful organizational transitions. The Executive Severance Plan is in keeping with competitive norms, and it is periodically benchmarked against the market. Payments that may be made under this plan are described below under the heading "Potential Payments Upon Termination or Change in Control."
Change-in-Control. Named executive officers participate in our Income Security Plan, which provides for severance payments under certain circumstances following a change-in-control of the Company. We believe this plan helps ensure that our officers will remain focused on the best interests of our stockholders during periods of uncertainty regarding the officers' future employment prospects. Payments under this plan are not triggered solely by a change-in-control, but rather by termination of employment (that meets certain conditions specified in the plan) following a change-in-control. Periodically the MDCC reviews the plan design against market competitive practices for such plans.
Perquisites
Vista Outdoor provides minimal perquisites to our named executive officers, to help ensure our overall executive rewards are competitive and in keeping with our principal orientation to more direct elements of pay (i.e., base salaries and performance-based incentives). For fiscal year 2021, the perquisite package included the following components:
•Executive disability insurance
•Executive health exams
Neither of the perquisites listed above include a tax gross-up. All perquisites paid to our named executive officers are disclosed in the Summary Compensation Table under the "All Other Compensation" column.
Compensation Outside of the Standard Program
In certain circumstances, such as hiring a new executive officer, we may provide compensation outside our standard executive compensation program. When we offer employment to a new executive officer, we follow the guidelines in our executive compensation philosophy, unless individual circumstances, combined with competitive market practices, require us to include additional compensation (e.g., signing bonus or special equity grant) to attract and retain the executive talent we need. In general, we do not pay our executives additional compensation for special projects or program results. We believe that we provide a fair and competitive total compensation package to our executive officers for delivering business results that are expected and subsumed under our pay-for-performance philosophy.
Recoupment (Clawback) Policy
The Company has in place a recoupment (clawback) policy that reserves the right of the MDCC to recoup any incentive awards from an executive officer if there is a material restatement of the Company's financial results. If the MDCC determines a recoupment is appropriate in the exercise of its discretion, considering all the facts and circumstances, the executive officer shall forfeit and pay back a portion, or all, of the outstanding or previously granted awards as determined by the MDCC.

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Executive Officer Stock Holding Requirement
Each named executive officer is required to retain at least 50% of the net shares (remaining after taxes are withheld) of Vista Outdoor common stock acquired as compensation through separation of service or until such named executive officer holds Vista Outdoor common stock having an aggregate market value equal to or greater than five times base salary, in the case of the Chief Executive Officer, or three times base salary, in the case of other executive officers.
The MDCC has approved this stock holding requirement to ensure that executives' interests and actions are aligned with the interests of the Company's stockholders. This approach underscores an ownership mentality for our executives, which we hold as a cornerstone of our overall approach to compensation.
The MDCC periodically reviews the holdings of executives to ensure compliance with the stock holding requirement and has determined that each named executive officer is currently in compliance with the requirement. These shares must be held until the executive leaves the Company or is no longer an executive officer.
No Hedging or Pledging of Vista Outdoor Stock
The Company's Insider Trading Policy prohibits all directors and employees, including executive officers, from executing short sales of Company securities and from purchasing or selling options on Company securities of any kind, whether puts, calls or other derivative securities. The Insider Trading Policy also prohibits pledges of Company securities, purchasing Company securities on margin or incurring any indebtedness secured by a margin or similar account in which Company securities are held, without the prior approval of the Audit Committee of the Company's Board of Directors.
In accordance with Company practice, Vista Outdoor's named executive officers have provided written representations to the Company that they do not hedge the economic risk of ownership of Vista Outdoor common stock and have not pledged any of their shares of Vista Outdoor stock during the last fiscal year.
Compensation Risk Assessment Process and Conclusion
Vista Outdoor believes that its compensation programs are designed and administered in a manner that discourages excessive or inappropriate risk taking by employees, for the following reasons:
1.    Adequate oversight of program design and metrics is exercised by either the MDCC, which approves all elements of executive compensation, or the corporate human resources and/or finance departments for programs covering all other employees. Appropriate controls are in place to ensure that incentive compensation programs follow the Company's policies and practices.
2.    Compensation programs provide a balanced mix of cash and equity, and annual and long-term incentives.
3.    Performance metrics are formulaic (sales, EBIT, return on capital, free cash flow, and total stockholder return) and are balanced in order to create a greater focus on sustained value creation over time. In setting the performance metrics, the MDCC selects adjustment factors to be used in calculating results in order to eliminate inappropriate influence in the management decision-making process.
4.    Equity awards are subject to extended, laddered vesting schedules, which reduces the emphasis on and impact of any single vesting date or performance period.
5.     Maximum payout levels for annual and long-term incentive compensation for all executive officers are capped, and there is only downward discretion for varying payments based on individual performance.
6.    The MDCC has discretion to recoup incentive payments in the event there is a material restatement of the Company's financial results.
7.    Executive officers and other management employees are subject to share-retention requirements.
8.    Compensation administration and payments are regularly audited by both internal and external auditors.
    The MDCC performs an annual compensation risk assessment, with support from its external compensation consultant, and has concluded that the Company’s compensation programs do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on the Company.

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NAMED EXECUTIVE OFFICER COMPENSATION TABLES
    The Summary Compensation Table and other tables below provide information concerning the compensation of the Company's named executive officers for the fiscal year ended March 31, 2021, as well as information regarding outstanding equity grants, and non-qualified deferred compensation benefits and potential payments upon termination or a change in control with respect to the Company.

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SUMMARY COMPENSATION TABLE (2021, 2020 AND 2019)
    The following table shows the cash and non-cash compensation awarded to or earned by the Chief Executive Officer, Chief Financial Officer and each of our other named executive officers during fiscal years 2021, 2020 and 2019. In accordance with the rules of the Securities and Exchange Commission, compensation information is provided only for the fiscal years for which each individual was a named executive officer.

Name and Principal Position	Year (1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	Non-equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)	Total ($)
Christopher T. Metz	FY21	$1,000,000	$—	$10,936,329	$—	$2,000,000	$116,216	$14,052,545
Chief Executive Officer and Director	FY20	$1,000,000	$—	$1,319,996	$—	$1,415,000	$158,561	$3,893,557
	FY19	$980,770	$—	$3,002,524	$495,000	$1,615,000	$31,147	$6,124,441

Sudhanshu Priyadarshi	FY21	$458,053	$—	$2,062,785	$—	$772,500	$30,549	$3,323,887
SVP, Chief Financial Officer

Jason R. Vanderbrink	FY21	$421,004	$—	$2,552,108	$—	$498,000	$44,747	$3,515,859
President, Ammunition	FY20	$382,212	$302,813	$319,997	$—	$187,000	$42,329	$1,234,351

Mark K. Kowalski	FY21	$280,124	$75,000	$711,258	$—	$220,000	$20,801	$1,307,183
Controller and Chief Accounting Officer	FY20	$274,157	$30,916	$139,989	$—	$130,356	$66,473	$641,891

Dylan Ramsey	FY21	$309,395	$100,000	$960,786	$—	$279,000	$19,741	$1,668,922
General Counsel & Corporate Secretary	FY20	$264,200	$30,333	$119,995	$—	$112,034	$20,672	$547,234

Miguel A. Lopez	FY21	$79,231	$—	$315,094	$—	$—	$1,015,358	$1,409,683
Former SVP, Chief Financial Officer	FY20	$515,000	$—	$319,997	$—	$546,544	$69,817	$1,451,358
	FY19	$475,385	$—	$1,183,554	$428,347	$598,156	$69,476	$2,754,918

(1)The years reported are the Company’s fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019, respectively.
(2)Amounts in this column include amounts, if any, deferred at the direction of the executive officer pursuant to the Company's 401(k) Plan or NQDCP. No named executive officer currently participates in the NQDCP.
(3)The amounts in the column reflect the fact that: (i) prior to becoming executive officers, Mr. Ramsey and Mr. Kowalski were granted time-based cash retention bonuses in the amount of $100,000 and $75,000, respectively, which vested in June 2020; (ii) prior to becoming an executive officer, Mr. Vanderbrink was granted a time-based cash retention bonus in the amount of $250,000, which vested, after a two year retention period, in November 2019; and (iii) Mr. Vanderbrink, Mr. Kowalski, and Mr. Ramsey participated in a broad-based cash retention bonus program that was extended in January of 2019 to Director, Senior Director and Vice President-level employees of the Company who were not also executive officers at that time, pursuant to which Mr. Vanderbrink, Mr. Kowalski and Mr. Ramsey received time-based cash awards of $52,813, $30,916 and $30,333, respectively, that vested in January 2020.
(4)This column shows the aggregate grant date fair value of RSU and PSU awards computed in accordance with GAAP in the United States. The amounts in this column are determined in accordance with FASB ASC Topic 718, and for RSU awards are calculated based on the number of shares awarded multiplied by the closing price of the Company's common stock on the date the RSUs were granted.

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The methodology used to arrive at the value of PSU awards is disclosed in Note 17 to the consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2021. PSU awards for the fiscal year 2021-2023 performance period are subject to financial performance growth targets for Net Sales and EPS that were established by the MDCC. Under GAAP, one-third of the fiscal year 2021-2023 PSUs were considered to be granted on May 4, 2020, when the MDCC established the EPS and net sales growth goals for fiscal year 2021. Similarly, the remaining two-thirds of the fiscal year 2021-2023 PSUs were considered to be granted on March 8, 2021, when the MDCC established the EPS growth and net sales growth goals for fiscal years 2022 and 2023. The expense recognized by the Company for the fiscal year 2021-2023 PSUs, and the amounts shown in the Stock Awards column of the Summary Compensation Table for fiscal year 2021, are therefore elevated as a result of the substantial increase in Vista Outdoor's stock price during fiscal year 2021 and do not reflect the dollar value of each named executive officer's target annual PSU grant on the date it was approved by the MDCC.
(5)The amounts in this column show the aggregate grant date fair value computed in accordance with GAAP. The amount is determined in accordance with FASB ASC Topic 718, based on the fair value of the stock option award as estimated using the Black‑Scholes option‑pricing model multiplied by the number of shares subject to the option award. The assumptions used to arrive at the Black‑Scholes value are disclosed in Note 17 to the consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2021.
(6)For fiscal years 2019, 2020 and 2021, these amounts represent payment of annual incentive compensation earned with respect to the fiscal year ended March 31, 2019, March 31, 2020 and March 31, 2021 for fiscal years 2019, 2020 and 2021, respectively. The annual incentive compensation program and payments were based on achievement of performance goals approved by the Committee following an evaluation of the Company’s financial performance. For fiscal year 2021, these performance goals are described in further detail above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2021 - Annual Incentive Compensation Payouts for Fiscal Year 2021." Annual cash incentive payments to the named executive officers for fiscal year 2021 were calculated as a function of each named executive officer's approved base salary and annual cash incentive opportunity. Amounts in this column include amounts, if any, deferred at the direction of the executive officer pursuant to the 401(k) Plan.

(7)The table below shows the components of this column for fiscal year 2021, which include perquisites, and Company matching and contributions to the Company's defined contribution plans. The amounts represent the amount paid or accrued by, or the incremental cost to, the Company.

Name	Disability Insurance Premium	401(k) Plan Contributions	DC SERP Plan Contributions (a)	Umbrella Policy	Severance (b)	Acceleration of Options/RSU (b)	Relocation-Related Expenses	Other Perquisites (c)
Christopher T. Metz	$5,522	$15,473	$78,900	$—	$—	$—	$—	$16,321
Sudhanshu Priyadarshi	$4,657	$21,854	$3,104	$—	$—	$—	$—	$934
Jason R. Vanderbrink	$2,748	$11,700	$15,412	$—	$—	$—	$—	$14,887
Mark R. Kowalski	$—	$11,043	$7,141	$—	$—	$—	$—	$2,617
Dylan S. Ramsey	$—	$11,907	$7,498	$—	$—	$—	$—	$336
Miguel A. Lopez	$531	$4,985	$13,789	$—	$455,344	$540,643	$—	$66

(a)Reflects contributions for the 2020 plan year, which ended December 31, 2020 (contributed in May 2021).

(b)In connection with his termination as Chief Financial Officer on April 27, 2020, Mr. Lopez received cash severance equal to 12 months of his then-current base salary, or $515,000, payable in 26 bi-weekly payments, and the other severance benefits to which he was entitled in the event of a termination without cause under the Company’s Executive Severance Plan, Amended and Restated 2014 Stock Incentive Plan, and forms of restricted stock unit, non-qualified stock option, and performance growth award agreements, each described in more detail under “Potential Payments Upon Termination or Change in Control - Termination Without Cause." In consideration for Mr. Lopez’s agreement to assist with the transition of his duties to Mr. Priyadarshi, Mr. Lopez also received accelerated vesting of 9,495 shares of the Company’s common stock under a restricted stock unit award granted to Mr. Lopez on March 12, 2019.

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(c)The amounts reflected in this column consist of the costs for executive annual physical examinations, non-profit matching contributions and reimbursement for company events.

The portion of the All Other Compensation amounts for fiscal year 2019, representing DC SERP Plan contribution amounts, have been adjusted for Mr. Metz and Mr. Lopez to reflect the year in which the contributions were earned.

From time-to-time, family members of the Company's Chief Executive Officer are accommodated as passengers on business-related charter flights provided by a charter service in which the Chief Executive Officer has a 50% equity interest as described below under "Related Person Transactions." There is no incremental cost to the Company for this perquisite.

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GRANTS OF PLAN-BASED AWARDS (2021) TABLE
The following table summarizes the grants of equity and non-equity plan-based awards made to the named executive officers during the fiscal year ended March 31, 2021. The non-equity awards were granted under the Company's Executive Officer Incentive Plan, and the equity awards were granted under the Vista Outdoor 2014 Stock Incentive Plan. Mr. Lopez did not receive a grant of equity awards in the fiscal year ended March 31, 2021.

Name	Grant Date (1)	Incentive Award Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Christopher T. Metz		Annual (2)	$250,000	$1,000,000	$2,000,000
	5/4/2020	PSU (3)				29,593	118,374	236,748				$1,299,747
	3/8/2021	PSU (3)				59,275	237,101	474,202				$8,196,582
	3/8/2021	RSU (4)							48,764			$1,440,001

Sudhanshu Priyadarshi		Annual (2)	$96,563	$386,250	$772,500
	5/4/2020	PSU (3)				3,956	15,826	31,652				$173,769
	3/8/2021	PSU (3)				7,924	31,698	63,396				$1,095,800
	3/8/2021	RSU (4)							16,025			$473,218
	4/27/2020	RSU (4)							31,683			$319,998

Jason R. Vanderbrink		Annual (2)	$62,250	$249,000	$498,000
	5/4/2020	PSU (3)				7,174	28,697	57,394				$315,093
	3/8/2021	PSU (3)				14,369	57,478	114,956				$1,987,014
	3/8/2021	RSU (4)							8,466			$250,001

Mark R. Kowalski		Annual (2)	$27,500	$110,000	$220,000
	5/4/2020	PSU (3)				2,017	8,071	16,142				$88,620
	3/8/2021	PSU (3)				4,041	16,165	32,330				$558,824
	3/8/2021	RSU (4)							2,161			$63,814

Dylan S. Ramsey		Annual (2)	$3,487	$139,500	$279,000
	5/4/2020	PSU (3)				2,690	10,761	21,522				$118,156
	3/8/2021	PSU (3)				5,388	21,554	43,108				$745,122
	3/8/2021	RSU (4)							3,302			$97,508

(1)For RSU awards, the grant date is the date the MDCC met and approved the RSU awards included in this table. For PSU awards, the grant date is the date that the MDCC met and approved the performance targets applicable to the awards.

(2)The amounts for each officer reflect the potential cash payout for the fiscal year 2021 annual incentive program if all performance measures are satisfied at the applicable level. The actual amount paid with respect to such plan appears in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. The material terms of the award are described above in "Compensation Discussion and Analysis - Compensation for Fiscal Year 2021 - Annual Incentive Compensation Payouts for Fiscal Year 2021."

(3)The number of PSUs shown in this row represents the number of shares of common stock that may be paid out for the fiscal year 2021-2023 performance period if all performance metrics are satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2023. The material terms of the award are described above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2021 - Long-Term Incentive Compensation."

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(4)The number of RSUs shown in this row represents the actual number of RSUs granted to the named executive officers on March 8, 2021. All RSUs shown in this row vest in three equal annual installments beginning on the first anniversary of the grant date.

(5)This column shows the aggregate grant date fair value of RSU and PSU awards computed in accordance with GAAP in the United States. The amounts in this column are determined in accordance with FASB ASC Topic 718, and for RSU awards are calculated based on the number of shares awarded multiplied by the closing price of the Company's common stock on the date the RSUs were granted.

The methodology used to arrive at the value of PSU awards is disclosed in Note 17 to the consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2021. PSU awards for the fiscal year 2021-2023 performance period are subject to financial performance growth targets for Net Sales and EPS that were established by the MDCC. Under GAAP, one-third of the fiscal year 2021-2023 PSUs were considered to be granted on May 4, 2020, when the MDCC established the EPS growth and net sales growth goals for fiscal year 2021. Similarly, the remaining two-thirds of the fiscal year 2021-2023 PSUs were considered to be granted on March 8, 2021, when the MDCC established the EPS growth and net sales growth goals for fiscal years 2022 and 2023. The expense recognized by the Company for the fiscal year 2021-2023 PSUs, and the amounts shown in the Grant Date Fair Value column of the Grant of Plan-Based Awards Table for the fiscal year 2021-2023 PSUs, are therefore elevated as a result of the substantial increase in Vista Outdoor's stock price during fiscal year 2021 and do not reflect the dollar value of each named executive officer's target annual PSU grant on the date it was approved by the MDCC.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (2021) TABLE

    The following table shows the unexercised stock options, RSUs not vested and PSUs not earned as of March 31, 2021 by the named executive officers.

	Option Awards					Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Christopher T. Metz	3/13/2018	169,665	0	$16.06	3/12/2028	0	$—	0	$—
	3/12/2019	83,332	41,668	$8.38	3/12/2029	39,380	$1,262,917	0	$—
	4/1/2019	0	0	$—	0	0	$—	108,293	$3,472,957
	3/10/2020	0	0	$—	0	157,989	$5,066,708	0	$—
	5/4/2020	0	0	$—	0	0	$—	29,593	$949,048
	3/8/2021	0	0	$—	0	48,764	$1,563,862	59,275	$1,900,949

Sudhanshu Priyadarshi	4/27/2020	0	0	$—	0	31,683	$1,016,074	0	$—
	5/4/2020	0	0	$—	0	0	$—	3,956	$126,869
	3/8/2021	0	0	$—	0	16,025	$513,922	7,924	$254,123

Jason R. Vanderbrink	3/13/2018	9,834	0	$16.06	3/12/2028	0	$—	0	$—
	3/12/2019	7,196	4,736	$8.38	3/12/2029	4,476	$143,546	0	$—
	4/1/2019	0	0	$—	0	0	$—	12,306	$394,654
	3/10/2020	0	0	$—	0	38,300	$1,228,281	0	$—
	5/4/2020	0	0	$—	0	0	$—	7,174	$230,070
	3/8/2021	0	0	$—	0	8,466	$271,505	14,369	$460,814

Mark K. Kowalski	3/13/2018	3,508	0	$16.06	3/13/2028	0	$—	0	$—
	1/2/2019	0	0	$—	0	2,640	$84,665	0	$—
	1/23/2019	0	0	$—	0	1,334	$42,782	0	$—
	11/5/2019	0	0	$—	0	3,571	$114,522	0	$—
	3/10/2020	0	0	$—	0	10,772	$345,459	0	$—
	5/4/2020	0	0	$—	0	0	$—	2,017	$64,685
	3/8/2021	0	0	$—	0	2,161	$69,304	4,041	$129,595

Dylan Ramsey	3/13/2018	2,410	0	$16.06	3/13/2028	0	$—	0	$—
	1/2/2019	0	0	$—	0	2,590	$83,062	0	$—
	3/10/2020	0	0	$—	0	14,362	$460,590	0	$—
	5/4/2020	0	0	$—	0	0	$—	2,690	$86,268
	3/8/2021	0	0	$—	0	3,302	$105,896	5,388	$172,793

Miguel A. Lopez	4/1/2019	0	0	$—	0	0	$—	9,625	$308,674

(1)For a better understanding of this table, we have included an additional column showing the grant dates of stock options, RSUs and PSUs.

(2)Stock options vest in three equal annual installments beginning on the first anniversary of the grant date.

(3)Includes RSU awards, which generally vest in three equal annual installments beginning on the first anniversary of the grant date.

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(4)The amounts in this column were calculated using a per share value of $32.07, the closing price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2021, the last trading day of the fiscal year.

(5)The amounts shown reflect the payout of PSUs based on achievement at the threshold level of performance. The vesting and payout of any PSUs for the respective performance periods ending on March 31 will be determined after the corresponding fiscal year ending March 31, based on the actual achievement of specified performance goals.

(6)PSU awards for the fiscal year 2019-2021 performance period, granted April 1, 2019 are subject to two performance metrics: EBIT based on a cumulative target over the three-year period and relative total stockholder return (rTSR) over the three-year period. PSU awards for the fiscal year 2021-2023 performance period are subject to financial performance growth targets for Net Sales and EPS that were established by the MDCC. Under GAAP, one-third of the fiscal year 2021-2023 PSUs were considered to be granted on May 4, 2020, when the MDCC established the EPS and net sales growth goals for fiscal year 2021. Similarly, the remaining two-thirds of the fiscal year 2021-2023 PSUs were considered to be granted on March 8, 2021, when the MDCC established the EPS growth and net sales growth goals for fiscal years 2022 and 2023.

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OPTION EXERCISES AND STOCK VESTED (2021) TABLE
The following table provides information for the named executive officers regarding the exercise of stock options and vesting of RSUs during the fiscal year ended March 31, 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
Christopher T. Metz	0	$—	179,332	$5,514,776
Sudhanshu Priyadarshi	0	$—	0	$—
Jason R. Vanderbrink	6,898	$139,544.00	27,518	$887,330
Mark K. Kowalski	0	$—	14,253	$396,306
Dylan Ramsey	0	$—	10,681	$321,134
Miguel A. Lopez	55,814	$144,794.00	37,309	$541,947

(1)The value realized was determined by multiplying the number of vested shares by the closing market price of the Company’s stock on the date of vesting. If the vesting fell on a weekend or holiday, the closing market price of the Company’s common stock on the business day preceding the vesting date was used to determine the value realized. The number of shares of RSUs that vested for each of the officers is as follows:

Name	Vesting Date	Number of Shares
Christopher T. Metz	10/9/2020	26,919
	3/10/2021	78,994
	3/12/2021	39,379
	3/13/2021	34,040
Sudhanshu Priyadarshi	—	—
Jason R. Vanderbrink	3/10/2021	19,150
	3/12/2021	4,474
	3/13/2021	3,894
Mark K. Kowalski	1/2/2021	2,640
	11/5/2020	3,571
	1/23/2021	1,333
	3/13/2021	1,324
	3/10/2021	5,385
Dylan Ramsey	1/2/2021	2,590
	3/13/2021	910
	3/10/2021	7,181
Miguel A. Lopez	7/7/2020	32,977
	4/16/2020	4,332

The Company withheld shares of common stock from each officer having a value equal to the applicable tax withholding requirement.

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NONQUALIFIED DEFERRED COMPENSATION (2021) TABLE
The following table provides information for the executive officers named in the Summary Compensation Table regarding contributions, earnings, distributions and year-end account balances with respect to the contributions to the Company's Defined Contribution Supplemental Executive Retirement Plan (the "DC SERP"). None of the named executive officers have a balance in the Nonqualified Deferred Compensation Plan.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($) (2)	Aggregate Withdrawals / Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($) (3)
Christopher T. Metz	DC SERP	$—	$78,900	$51,908	$—	$339,946
Sudhanshu Priyadarshi	DC SERP	$—	$3,104	$—	$—	$3,104
Jason R. Vanderbrink	DC SERP	$—	$15,412	$15,288	$—	$66,674
Mark K. Kowalski	DC SERP	$—	$7,141	$4,183	$—	$21,894
Dylan Ramsey	DC SERP	$—	$7,498	$3,436	$—	$19,758
Miguel A. Lopez	DC SERP	$—	$13,789	$9,362	$64,112	$13,789

(1)Reflects contributions for the 2020 plan year, which ended December 31, 2020 (contributed in May 2021).
(2)This column reflects earnings and losses (including interest, dividends, market or stock appreciation or depreciation). Since earnings are not “above market” or preferential, the earnings are not reported in the Summary Compensation Table.
(3)The above amounts represent aggregate contributions made by the executive officer or the Company for the benefit of the executive officer, plus earnings on such contributions, since the officer's commencement of participation in the plan(s) through the end of fiscal year 2021, including amounts accrued for the 2020 plan year, which ended December 31, 2020. All such amounts were previously reported in the Summary Compensation Table in this or prior years.
Defined Contribution Supplemental Executive Retirement Plan
The Company maintains the DC SERP for the benefit of certain highly-compensated employees of the Company, including its executive officers.
Participation in the DC SERP is limited to employees who receive eligible compensation in excess of the IRS annual compensation limit and who make the maximum allowable before-tax or Roth 401(k) contributions to the Vista Outdoor 401(k) Plan.
For fiscal year 2021, an annual match allocation equal to a specified percentage of compensation in excess of the IRS compensation limit has been made to a participant’s account if the participant has made the maximum allowable before-tax or Roth 401(k) contributions to the Vista Outdoor 401(k) Plan for the calendar year. For fiscal year 2021, this match allocation was equal to 3% of such compensation for the first six months of the fiscal year, and 6% of such compensation for the remainder of the year. Under the terms of the DC SERP, vesting for the match allocation under the DC SERP will occur following one year of vesting service. A participant will become fully vested upon death, attainment of age 65, total disability while employed by Vista Outdoor, or upon a change in control. The DC SERP is an unfunded plan, meaning that participants’ accounts will be bookkeeping entries only and will not entitle them to ownership of any actual assets. Under the terms of the DC SERP, participants’ account balances will be credited with earnings and investment gains and losses by assuming that the allocations were hypothetically invested in one or more investment funds made available by the Company from time to time under the DC SERP and those investments generally match the investment funds available under the 401(k) Plan.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company has also adopted the Income Security Plan, an Executive Severance Plan and certain other arrangements (collectively, the "Executive Officer Separation Arrangements") that provide for benefits and payments to the Company’s named executive officers upon termination of their employment with the Company.
The benefits and payments that the Company’s named executive officers could receive under certain hypothetical termination scenarios are described in the narrative below and quantified in the table that follows. The Company believes that these arrangements provide competitive benefits to senior executives and that they will help protect the interests of the Company in the event of an acquisition.
In addition to the benefits and payments described below, the Committee may review any named executive officer’s separation on a case-by-case basis and exercise its business judgment to customize the terms of each such separation in consideration of all relevant circumstances, including:
•the reasons for the separation;
•market competitive practices for comparable separation scenarios;
•potential benefits to the Company, such as retention of the named executive officer’s services for a transition period, maintenance of the Company’s positive reputation internally and externally, and preservation of the Company’s ability to recruit highly talented executives;
•the executive’s tenure and contributions to the Company’s success; and
•the impact of the separation on the Company and its stockholders.
In order for any of the Company’s named executive officers to qualify for the termination benefits provided by the Company’s Income Security Plan, Executive Severance Plan and forms of equity award agreement in the scenarios described below, the relevant named executive officer would be required to execute a general release of claims in favor of the Company. In order to receive the post-termination benefits described below, the Company’s named executive officers are also required to comply with customary non-competition and non-solicitation covenants for a period following termination specified in the relevant plan or agreement (typically one or two years), and to comply with general confidentiality and non-disparagement covenants.
Potential Payments Under Certain Termination Scenarios
Voluntary Termination and Termination for Cause
If the employment of any of the Company’s named executive officers is voluntarily terminated or terminated “for cause,” then no additional payments or benefits will accrue or be paid to the individual under the Executive Officer Separation Arrangements, other than what has been accrued and vested in the benefit plans discussed above in this proxy statement under the headings "Summary Compensation Table" and "Nonqualified Deferred Compensation." A voluntary termination or involuntary termination for cause will not trigger an acceleration of the vesting of any stock options or other long-term incentive awards, and any such awards that had not already vested would be forfeited.
Retirement
Under the Company’s Executive Officer Incentive Plan, upon retirement of a named executive officer, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period. On retirement, any outstanding unvested RSUs, options or PSUs held by a named executive officer would be forfeited.

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Termination Without Cause
Under the Company’s Executive Officer Incentive Plan, in the event that a named executive officer is terminated without cause, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period.
If the employment of any of the named executive officers is terminated by the Company without cause, the officer would be eligible under the Company’s Executive Severance Plan for a lump sum payment equal to 12 months of base salary, plus an additional lump sum of $15,000 to defray health care costs. The Company’s severance practices also provide for an estimated $5,000 of outplacement services for each named executive officer upon termination by the Company without cause.
The Company’s restricted stock unit award agreements provide that following a named executive officer's termination without cause, the officer will receive accelerated vesting for any restricted stock unit award granted to the named executive officer by the Company that would have vested within 12 months of the officer's date of termination.
The Company’s non-qualified stock option award agreements provide that following a named executive officer's termination without cause, the officer will receive accelerated vesting for any stock options granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
In addition, the Company’s performance share award agreements provide that a named executive officer whose employment is terminated by the Company without cause will receive a portion of the shares of common stock that would have been earned based on actual results following the end of the relevant performance period, prorated for the period of employment during the performance period and provided that the named executive officer was employed for at least 90 days during the performance period.
Any other outstanding unvested equity awards held by a named executive officer for which vesting does not accelerate as described above would be forfeited.
Termination Due to Disability
Under the Company’s Executive Officer Incentive Plan, in the event that a named executive officer is terminated due to disability, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period.
The Company’s restricted stock unit award agreements provide that following a named executive officer's termination due to disability, the officer will receive accelerated vesting for any restricted stock units granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
The Company’s non-qualified stock option award agreements provide that following a named executive officer's termination due to disability, the officer will receive accelerated vesting for any stock options granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
In addition, the Company’s performance share award agreements provide that a named executive officer whose employment is terminated due to disability will receive a portion of the shares of common stock that would have been earned based on actual results following the end of the relevant performance period, prorated for the period of employment during the performance period and provided that the named executive officer was employed for at least 90 days during the performance period.
Any other outstanding unvested equity awards held by a named executive officer for which vesting does not accelerate as described above would be forfeited.
Termination Due to Death
If any of the Company’s named executive officers die, the officer’s estate would be entitled to receive benefits and payments similar to those outlined above under “Termination Due to Disability.”

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Potential Payments Upon Termination Following a Change in Control
Income Security Plan
The Company’s Income Security Plan provides income security protection to certain executives of Vista Outdoor, including the named executive officers, in the event of a “qualifying termination” in connection with a “change in control” of the Company, in each case as those terms are defined in the Income Security Plan. Generally, a qualifying termination is an involuntary termination of employment without “cause” or a voluntary termination of employment for ‘‘good reason,’’ in each case, as those terms are defined in the Income Security Plan.
Participation in the Income Security Plan is limited to the following groups of individuals, with different levels of payments and benefits:
•Tier 1 Participants, consisting of the Company’s officers subject to beneficial ownership reporting and other requirements under Section 16 of the Exchange Act, including the named executive officers; and
•Tier 2 Participants, consisting of any other Company employee designated by the Compensation Committee to participate in the plan for the current fiscal year.
Under the terms of the Income Security Plan, in the event of a qualifying termination, generally within 24 months following and, in certain instances, within six months prior to, a change in control of the Company, a named executive officer would receive:
•a lump sum cash payment in an amount equal to two times the sum of the Section 16 Officer’s then current annual base salary and then current target bonus opportunity;
•a pro-rata bonus for the year in which the qualifying termination occurs, paid out at target or actual performance depending on when such termination occurs;
•a lump sum cash payment equal to the amount the officer would have received under any long-term cash incentive plan, assuming target level performance;
•accelerated vesting of all outstanding unvested equity awards, with performance-vesting equity awards vesting at target level performance; and
•provided the officer timely elects coverage under COBRA upon termination, an amount equal to the excess, if any, of the cost of COBRA continuation coverage over the cost payable for health and dental benefits by active employees for a period of up to 18 months following such termination.
The Income Security Plan does not have a tax gross-up provision, and the plan automatically reduces the benefits provided to the maximum amount allowed under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code if such reduction would result in a participant receiving a greater amount than they would if they received the full amount of the benefit and paid all applicable excise and other taxes.

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Potential Payments Upon Termination Table (2021)
    The following table shows potential payments to the named executive officers upon death, disability, layoff and termination of employment following a change in control of the Company. The amounts shown assume that the termination was effective March 31, 2021, the last day of the fiscal year, and are estimates of the amounts that would be paid to the executive officers upon termination, in addition to the base salary, annual incentive and long-term incentive earned during fiscal year 2021 and any applicable retirement amounts payable to the executive officers under the 401(k) Plan and DC SERP. The actual amounts to be paid can only be determined at the actual time of an officer's termination. No tax gross-ups are paid to the executive officers upon termination of employment.

	Christopher T. Metz	Sudhanshu Priyadarshi	Jason R. Vanderbrink	Mark R. Kowalski	Dylan S. Ramsey	Miguel A. Lopez (8)
Payments Upon Termination Without Cause
Cash Payment	$1,100,000	$530,000	$500,000	$290,000	$375,000	$534,575
Equity
Stock Options (1)	$987,115	$—	$112,196	$—	$—	$—
RSUs (2)	$4,317,520	$509,977	$848,187	$437,788	$348,633	$502,569
Performance Awards (3)	$8,423,699	$507,091	$1,445,716	$258,580	$344,785	$227,184
Health and Welfare Benefits (4)	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000
Outplacement (5)	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000
Total	$14,848,334	$1,567,068	$2,926,099	$1,006,368	$1,088,418	$1,284,328
Payments Upon Death or Disability
Cash Payment	$—	$—	$—	$—	$—	$—
Equity
Stock Options (1)	$987,115	$—	$112,196	$—	$—	$—
RSUs (2)	$4,317,520	$509,977	$848,187	$437,788	$348,633	$—
Performance Awards (3)	$8,423,699	$507,091	$1,445,716	$258,580	$344,785	$—
Health and Welfare Benefits (4)	$—	$—	$—	$—	$—	$—
Total	$13,728,334	$1,017,068	$2,406,099	$696,368	$693,418	$—
Payments Upon Termination following a Change in Control
Cash Payment	$4,840,000	$1,855,000	$1,750,000	$812,000	$1,162,500	$—
Equity
Stock Options (1)	$987,115	$—	$112,196	$—	$—	$—
RSUs (2)	$7,893,485	$1,529,996	$1,643,331	$656,730	$649,546	$—
Performance Awards (6)	$20,691,788	$2,042,121	$3,960,164	$881,155	$1,195,153	$—
Health and Welfare Benefits (7)	$43,614	$—	$29,778	$7,377	$29,778	$—
Total	$34,456,002	$5,427,117	$7,495,469	$2,357,262	$3,036,977	$—

(1)Values are determined by multiplying the number of options vesting on termination by the spread between the option price and $32.07, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2021, the last trading day of the fiscal year.

(2)Values are determined by multiplying the number of shares of RSUs by $32.07, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2021, the last trading day of the fiscal year.

(3)Values in this row reflect a pro-rata target level payout pursuant to PSUs for the fiscal year 2020-2022 and 2021-2023 performance period.

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(4)The Income Security Plan does not have tax gross-up provisions, and automatically reduces the benefits provided to the maximum amount allowed under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code if such reduction would result in the relevant officer receiving a greater amount than they would if they received the full amount of the benefit and paid all applicable excise and other taxes.

(5)Approximate value of six months of outplacement, which the executive officer can elect in the officer's discretion.

(6)Values in this row reflect PSUs for the fiscal year 2020-2022 and 2021-2023 performance periods assuming payout at the target performance level. The value was determined by multiplying the number of PSUs by $32.07, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2021, the last trading day of the fiscal year.

(7)For purposes of quantifying health and welfare benefits, amounts are equal to the excess of the cost of COBRA continuation coverage over the cost payable for health and dental benefits by active employees for a period of 18 months following termination.

(8)In connection with his termination as Chief Financial Officer on April 27, 2020, Mr. Lopez received cash severance equal to 12 months of his then-current base salary, or $515,000, payable in 26 bi-weekly payments, and the other severance benefits to which he was entitled in the event of a termination without cause under the Company’s Executive Severance Plan, Amended and Restated 2014 Stock Incentive Plan, and forms of restricted stock unit, non-qualified stock option, and performance growth award agreements, each described in more detail above under “Potential Payments Upon Termination or Change in Control - Termination Without Cause." In consideration for Mr. Lopez’s agreement to assist with the transition of his duties to Mr. Priyadarshi, Mr. Lopez also received accelerated vesting of 9,495 shares of the Company’s common stock under a restricted stock unit award granted to Mr. Lopez on March 12, 2019.

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MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT
The Management Development and Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with the Company's management. Based on this review and these discussions with management, the Management Development and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company's Annual Report on Form 10-K.
This report is provided by the:
Management Development and Compensation Committee
Robert M. Tarola, Chair
Michael Callahan
Frances P. Philip
Michael D. Robinson
Lynn M. Utter

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AUDIT COMMITTEE REPORT
The Audit Committee is composed solely of independent directors, as determined by the Board of Directors under the rules of the Securities and Exchange Commission and the New York Stock Exchange listing standards. In addition, the Board of Directors has determined that Gary L. McArthur, Chairman of the Audit Committee, and Robert M. Tarola are "audit committee financial experts," as defined under applicable federal securities law and regulations. The Board of Directors has adopted a written charter for the Audit Committee, which is available on Vista Outdoor's website.
Pursuant to its charter, the Audit Committee assists the Board of Directors in its oversight and monitoring of:
•the integrity of Vista Outdoor's financial statements and other financial information provided by Vista Outdoor to its stockholders and others;
•Vista Outdoor's compliance with legal, regulatory and public disclosure requirements;
•Vista Outdoor's independent auditors, including their qualifications and independence;
•Vista Outdoor's systems of internal controls, including the internal audit function;
•Vista Outdoor's accounting and financial reporting process generally; and
•Vista Outdoor’s risk management and business ethics programs.
In this context, the Audit Committee has:
•reviewed and discussed with management and Deloitte & Touche LLP, the Company's independent registered public accounting firm ("Deloitte"), the Company's audited consolidated financial statements for the fiscal year ended March 31, 2021;
•discussed with Deloitte the matters required to be discussed under the standards of the Public Company Accounting Oversight Board;
•discussed with Deloitte the firm's commitment to audit quality;
•received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte's communications with the Audit Committee concerning independence; and
•discussed with Deloitte the firm's independence and considered whether Deloitte’s provision of non-audit services to the Company is compatible with the firm’s independence.
Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10‑K for the fiscal year ended March 31, 2021, filed with the Securities and Exchange Commission.
Audit Committee
Gary L. McArthur, Chair
Mark A. Gottfredson
Tig H. Krekel
Robert M. Tarola
Lynn Utter

The foregoing Report of the Audit Committee shall not be deemed to be soliciting material or filed with the Securities and Exchange Commission and is not incorporated by reference into any of Vista Outdoor's previous or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by Vista Outdoor in any such filing.

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CEO PAY RATIO DISCLOSURE
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the median of the annual total compensation of our employees, the annual total compensation of our principal executive officer, Chief Executive Officer and Director, Christopher T. Metz, and the ratio of these two amounts.
We have estimated the median of the fiscal year 2021 annual total compensation of our employees, excluding Mr. Metz, selected the median employee pursuant to the analysis described below, and determined that the annual total compensation of the median employee for the period was $55,353. The total fiscal year 2021 compensation of our Chief Executive Officer, as reported in our Summary Compensation Table above, was $14,052,545. The ratio of the total compensation of our Chief Executive Officer to the annual total compensation of our median employee was 254 to 1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with the rules of the Securities and Exchange Commission. However, as discussed above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2021 - Performance Share Units: Metrics for the Fiscal Year 2021-2023 Performance Period," the amount shown in the Summary Compensation Table for Mr. Metz's fiscal year 2021 total compensation include the value under GAAP of his fiscal year 2021-2023 PSU grant, which, as discussed above under "Compensation Discussion & Analysis," is artificially inflated by the substantial increase in Vista Outdoor's stock price during fiscal year 2021 and does not reflect the dollar value of Mr. Metz's's target fiscal year 2021 compensation on the date it was approved by the MDCC.
The following paragraphs provide important context related to our employee population and describe the methodology and the material assumptions, adjustments, and estimates that we used to determine the median employee and calculate this ratio.
We selected March 31, 2021, the end of our fiscal year, as the date upon which we would identify the “median employee,” because it enabled us to make such identification in a reasonably efficient and economical manner.
Earnings of our employees outside the United States were converted to U.S. dollars using the currency exchange rates as of March 31, 2021. We did not make any cost of living adjustments.
To identify the median employee, we utilized the annualized fiscal year 2021 base salary for our consistently applied compensation measure because we believe that this measure reasonably reflects the annual compensation of our employees. We conducted an analysis to find a new median employee because of the significant change in our employee population following our acquisition of the Remington ammunition manufacturing facility in fiscal year 2021. We have estimated the median of the fiscal year 2021 annual base salary of our employees, excluding Mr. Metz, to be $52,915.
Using this measure, we identified a median employee who is a full-time, hourly manufacturing employee located in the United States. Once we identified this median employee, we totaled all of the elements of the employee’s compensation for fiscal year 2021, including hourly wages and overtime, if any, in accordance with the requirements of the applicable rules of the Securities and Exchange Commission. This resulted in an annual total compensation of $55,353.
The Securities and Exchange Commission's rules for identifying the median of the annual total compensation of our employees and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, our pay ratio may not be comparable to the pay ratio reported by other companies, as other companies could have headquarters and offices in different countries, have different employee populations and compensation practices, and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

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DIRECTOR COMPENSATION
Summary Compensation Information
    Only non-employee directors receive compensation for their service on the Board of Directors. In February 2021, the Board, with support from the Company's outside compensation consultant, conducted a review of director compensation packages offered by companies within Vista Outdoor's peer group and within the broader market. Following this review, the Board approved an increase in the base annual cash retainer and restricted stock unit award paid to the Company's non-employee Directors, as well as an increase in the additional cash retainer paid for service as Chairman of the Board. This increase was partially offset by the elimination of separate additional cash retainers previously paid for service on the Board's committees, and represents the first change to the compensation package paid to non-employee directors since the creation of Vista Outdoor in February 2015. Beginning with compensation to be paid following the 2021 Annual Meeting of Stockholders, the annual compensation payable pursuant to the Company's current compensation program for non-employee directors is as follows:

•an annual award of restricted stock units, valued at $140,000 at the time of grant;

•an annual cash retainer of $95,000;

•an additional annual cash retainer of $105,000 for the independent Chairman of the Board;

•an additional annual cash retainer of $35,000 for the Lead Independent Director of the Board; and

•an additional annual cash retainer of $15,000 for the Chair of the Audit Committee, $10,000 for the Chair of the MDCC, and $10,000 for the Chair of the Nominating and Governance Committee.

The annual restricted stock unit award is granted following the annual meeting of stockholders each year. Cash amounts are paid in a lump sum following the annual meeting of stockholders each year. The Company does not pay any additional fees for Board and Committee meetings attended.

The Company's non-employee directors also receive a one-time grant of restricted stock units (a “Director Staking Grant”) with a grant-date value of $110,000 upon the effective date of their appointment to the Board. The Director Staking Grants are awarded as a means of ensuring robust initial equity ownership among the Company's non-employee directors. The Director Staking Grants vest in three equal installments on the first, second and third anniversaries of the grant date.

Non-Employee Director Restricted Stock Unit Awards
As described above, each non-employee director receives an award of restricted stock units under the Company's 2020 Stock Incentive Plan following each annual meeting of stockholders. The stock awards have a market value of $140,000, as determined by the closing market price of Vista Outdoor common stock on the date of grant.
Restricted stock unit awards are granted pursuant to restricted stock unit agreements that generally provide for vesting on the one-year anniversary of the grant date. The awards will accelerate and vest earlier, however, in connection with a change in control or if the director ceases to serve as a member of the Board as a result of disability, death or pursuant to a retirement that is approved in the sole discretion of the Board. Except as provided in the previous sentence, if a director ceases to be a member of the Board prior to vesting, the director forfeits all rights in unvested restricted stock units and deferred stock units (described below), as applicable.
Non-employee directors may elect to receive additional restricted stock units or deferred stock units in lieu of cash retainers, and may elect to receive deferred stock units in lieu of annual restricted stock unit awards that they would otherwise receive. In general, directors must make these deferral elections by the end of the calendar year preceding the date of the grant of restricted stock units. The deferred stock units are subject to the same vesting terms described above, but directors who make such a deferral election will have no voting rights as stockholders of Vista Outdoor with respect to deferred stock units until the shares are paid out. Payment of vested deferred stock units will be made in a lump sum in an equal number of shares of unrestricted common stock upon the time specified in the director's deferral election or, if earlier, the director's termination of service on the Board of Directors.

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Expense Reimbursement
Non-employee directors are reimbursed for travel and other expenses incurred in the performance of their duties.
Non-Employee Director Annual Product Allowance
Each non-employee director has the option to receive Company products, up to the value of $3,000 each fiscal year, to utilize and review for the Company.

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Director Compensation (Fiscal Year 2021)
The following table shows the annual retainer and fees earned by the Company's non-employee directors for the fiscal year ended March 31, 2021 and either paid in cash or deferred at the election of the director. The table also shows the aggregate grant date fair value of stock awards computed in accordance with generally accepted accounting principles in the United States. Additional information regarding the restricted stock unit awards and deferred stock units is provided in footnote 2 below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	All Other Compensation(3) ($)	Total ($)
Michael Callahan	$162,500	$109,983	$1,639	$274,122
April Foley(4)	$—	$—	$—	$—
Mark A. Gottfredson	$95,000	$109,983	$3,322	$208,305
Tig H. Krekel	$90,000	$109,983	$3,000	$202,983
Gary L. McArthur	$102,500	$109,983	$4,076	$216,559
Frances P. Philip	$100,822	$239,502	$3,929	$344,253
Michael D. Robinson	$87,500	$109,983	$425	$197,908
Robert M. Tarola	$100,000	$109,983	$4,449	$214,432
Lynn M. Utter	$105,822	$239,502	$3,148	$348,472

(1)This column shows the grant date fair value determined in accordance with FASB ASC Topic 718 computed in accordance with generally accepted accounting principles in the United States. The amounts represent restricted stock unit awards and deferred stock units that are paid in shares of Vista Outdoor common stock and calculated based on the number of shares granted multiplied by the closing price per share of Vista Outdoor common stock on the date of grant. The amounts do not reflect the actual amounts that may be realized by the directors. On June 1, 2020, upon their joining the Vista Outdoor Board of Directors, Frances P. Philip and Lynn M. Utter each received an initial staking equity grant and prorated annual equity grant totaling 12,150 shares of restricted stock units with a closing stock price per share of Vista Outdoor common stock on the date of grant of $10.66. On August 4, 2020, each non-employee director received 6,053 shares of restricted stock units or deferred stock units, depending on their election, with a closing price per share of Vista Outdoor common stock on the date of grant of $18.17. No other equity awards were made to our non-employee directors during the fiscal year ended March 31, 2021.

(2)The aggregate number of restricted stock units and deferred stock units held by each non-employee director as of March 31, 2021 were as follows:

Name	Shares of Restricted Stock Units	Deferred Stock Units
Michael Callahan	6,053	—
April Foley[4]	—	—
Mark A. Gottfredson	—	6,053
Tig H. Krekel	6,053	44,159
Frances P. Philip	18,203	—
Gary L. McArthur	6,053	11,320
Michael D. Robinson	9,579	—
Robert M. Tarola	6,053	—
Lynn M. Utter	18,203	—

(3)The amount reported in this column includes Company matching contributions to certain non-profit organizations selected by the directors as well as the value of product received under the non-employee director annual product allowance. None of the non-employee directors received an aggregate of $10,000 or more of perquisites or other personal benefits from the Company in fiscal year 2021.

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(4)Ambassador April Foley served on the Vista Outdoor Board of Directors until August 4, 2020. Upon leaving the Board Ambassador Foley received the 5,857 shares of deferred stock outstanding at that time. She received no other compensation during the fiscal year ended March 31, 2021.

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PROPOSAL 1
ELECTION OF DIRECTORS
The Board of Directors has nominated Michael Callahan, Christopher T. Metz, Mark A. Gottfredson, Tig H. Krekel, Gary L. McArthur, Frances P. Philip, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter to be elected at the Annual Meeting to serve for a term of one year, to hold office until the 2022 annual meeting of stockholders and until their successors have been duly elected and qualified.
Each nominee was recommended by the Board's Nominating and Governance Committee for re-election and has agreed to serve, if elected. Although we do not know of any reason why any of the nominees might become unavailable to serve, if that should happen, the Board may recommend a substitute nominee. Shares represented by proxies will be voted for any substitute designated by the Board.
Michael Callahan, Christopher T. Metz, Mark A. Gottfredson, Tig H. Krekel, Gary L. McArthur, Frances P. Philip, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter will each be elected as a director of Vista Outdoor if the votes cast in favor of their election at the Annual Meeting exceed the votes cast against their election, or withheld. Pursuant to the terms of our Guidelines on Corporate Governance, if, in an election of directors that is not a contested election (such as this one), the votes cast in favor of a nominee's election do not exceed the votes cast against, or withheld with respect to, such nominee, such nominee must promptly offer his or her resignation to the Board. The Nominating and Governance Committee will promptly consider the resignation offer and make a recommendation to the Board as to whether to accept or reject the tendered resignation and whether other action should be taken. The Board will act on the tendered resignation within 90 days following certification of the election results. The Nominating and Governance Committee, in making its recommendation, and the Board, in making its decision, may consider any factors or other information that it considers appropriate and relevant, including any stated reasons why the stockholders withheld votes from such director, the director's tenure, the director's qualifications, the director's past and expected contributions to the Board, and the overall composition of the Board. Any director who offers his or her resignation pursuant to this provision may not participate in the Nominating and Governance Committee deliberations and recommendation or in the Board's decision whether to accept or reject the resignation offer.
    Our Board of Directors recommends a vote FOR the election of each of Michael Callahan, Christopher T. Metz, Mark A. Gottfredson, Tig H. Krekel, Gary L. McArthur, Frances P. Philip, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter for a term of one year, to hold office until the 2022 annual meeting of stockholders and until their successors have been duly elected and qualified.

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PROPOSAL 2
ADVISORY VOTE TO APPROVE THE COMPENSATION OF VISTA OUTDOOR'S NAMED EXECUTIVE OFFICERS
In accordance with applicable proxy regulations, we are asking our stockholders to approve the following non-binding, advisory resolution on our named executive officer compensation as disclosed in this proxy statement:
RESOLVED, that the compensation paid to the named executive officers of Vista Outdoor Inc., as disclosed in the proxy statement for the 2021 annual meeting of stockholders of Vista Outdoor Inc., pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.
The MDCC believes that the compensation of our named executive officers as disclosed in this proxy statement, was reasonable and appropriate, and guided by our executive compensation philosophy to ensure that management's interests are aligned with our stockholders' interests to drive the achievement of the goals of our strategic transformation plan and create long-term stockholder value.
We urge our stockholders to read the "Compensation Discussion and Analysis" section of this proxy statement, as well as the Summary Compensation Table and related compensation tables and narrative in this proxy statement, which provide detailed information on the Company's compensation policies and practices and the compensation of our named executive officers.
The affirmative vote of a majority of the shares present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are required to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.
This advisory vote, commonly referred to as "say on pay," is non-binding on our Board of Directors. Although non-binding, the MDCC will take into account the results of the "say on pay" vote, as applicable, when considering future executive compensation arrangements. The Board of Directors has adopted a policy providing for annual "say on pay" advisory votes. Unless the Board of Directors modifies its policy on the frequency of holding "say on pay" advisory votes, the next "say on pay" advisory vote will occur at the annual meeting of stockholders in 2022.
Our Board of Directors recommends a vote FOR the approval of the advisory resolution on named executive officer compensation.

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PROPOSAL 3
ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE STOCKHOLDER ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION
As described in Proposal 2, the Company is offering to its stockholders a non-binding, advisory vote on named executive officer compensation described in this Proxy Statement, including the compensation of the Company's Chief Executive Officer, pursuant to Section 14A of the Securities and Exchange Act of 1934. Also pursuant to the same Section 14A, the Company is submitting to its stockholders an advisory vote as to whether future stockholder advisory votes on named executive officer compensation, including the compensation of the Company's Chief Executive Officer, should occur every one, two or three years.
After careful consideration, the Board of Directors has determined that holding an advisory vote on named executive compensation every year continues to be the most appropriate policy for the Company at this time, and the Board of Directors recommends that stockholders vote for future stockholder advisory votes on named executive officer compensation to occur every year. While the Company's executive compensation programs are designed to reward performance over multiple time periods, the Board of Directors recognizes that executive compensation disclosures are an important consideration for stockholders on an annual basis. Although it may not be feasible to change the compensation program in consideration of any one year's advisory vote on compensation, holding an annual advisory vote on named executive officer compensation provides the Company with more immediate feedback on our compensation practices to advance our goal of aligning our executives' interests with those of our stockholders.
The Board of Directors understands that the Company's stockholders may have different views as to what is an appropriate frequency for stockholder advisory votes on named executive officer compensation, and will carefully review the voting results on this proposal. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Stockholders are not voting to approve or disapprove the Board's recommendation. This advisory vote on the frequency of future stockholder advisory votes on named executive officer compensation is non-binding on the Board of Directors. Notwithstanding the Board's recommendation and the outcome of the stockholder vote, the Board of Directors may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.
Our Board of Directors unanimously recommends that you vote to conduct future advisory votes on named executive officer compensation every "1 YEAR."

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PROPOSAL 4
RATIFICATION OF THE APPOINTMENT OF VISTA OUTDOOR'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2022. Stockholders are being asked to ratify this appointment. A representative of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.
Deloitte has served as the Company’s independent registered public accounting firm since 2015. The Audit Committee annually evaluates Deloitte’s independence and performance and determines whether to retain Deloitte or consider other audit firms. Factors considered by the Audit Committee in making its determination on the appointment include:
•The performance of Deloitte in prior years, including the quality and extent of Deloitte’s communications with the Audit Committee and the results of management’s and the Audit Committee’s annual evaluations of the qualifications, and performance;
•Deloitte’s independence and processes for maintaining independence;
•External data on audit quality and performance, including the results of the most recent internal quality control review or Public Company Accounting Oversight Board inspection; and
•The appropriateness of Deloitte’s fees, both on an absolute basis and as compared to its peer firms.
The Board and the Audit Committee believe that the continued retention of Deloitte as the Company’s independent auditor is in the best interests of the Company and its stockholders.
The affirmative vote of a majority of the shares present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are required to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022. Although the Audit Committee has discretionary authority to appoint the company’s independent registered public accounting firm, the Board is seeking stockholder ratification of the appointment of Deloitte as a matter of good corporate governance. If a majority of the stockholders do not ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2022, the Audit Committee and the Board will consider the voting results and evaluate whether to select a different independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2022 fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Our Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2022.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights, and vesting of restricted stock units and deferred compensation under our 2020 Stock Incentive Plan and 2014 Stock Incentive Plan as of March 31, 2021. We do not maintain any equity compensation plans that have not been approved by security holders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2020 and 2014 Stock Incentive Plans (1)
Stock Options	397,610	$13.99
Restricted Stock Units	1,003,048
Deferred Compensation (2)	61,532
Performance Awards (3)	2,004,074
Total	3,466,264		2,194,935
__________________________________________________________

(1)Amounts in column (a) include outstanding equity awards granted under our 2020 Stock Incentive Plan and under our 2014 Stock Incentive Plan, which was replaced by our 2020 Stock Incentive Plan in August 2020. The aggregate number of shares of Vista Outdoor common stock that may be issued under all stock-based awards granted under our 2020 Stock Incentive Plan is equal to the sum of (x) 1,600,000 and (y) the remaining shares available for issuance under our 2014 Stock Incentive Plan at the time it was replaced by our 2020 Stock Incentive Plan.
(2)Shares reserved for payment of deferred stock units in accordance with the terms of our 2020 and 2014 Stock Incentive Plans.
(3)Shares reserved for issuance in connection with outstanding performance awards. The amount shown assumes the maximum payout of the PSUs based on achievement of the highest level of performance. The actual number of shares to be issued will depend on the performance levels achieved for the respective performance periods.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
    The following table shows the number of shares of our common stock “beneficially owned” (as such term is defined by the Securities and Exchange Commission) as of June 3, 2021 by each person known by the Company to beneficially own more than 5% of the Company's common stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares Outstanding
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	8,838,185	(a)	15.2%
Gates Capital Management, L.P. 1177 Avenue of the Americas, 46th Floor New York, New York 10036	5,571,954	(b)	9.6%
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	4,733,005	(c)	8.2%
Dimensional Fund Advisors LP Building One, 6300 Bee Cave Road Austin, Texas, 78746	4,123,998	(d)	7.1%
	23,267,142		40.10%
(a)Based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 26, 2021, as of December 31, 2020, BlackRock, Inc. ("BlackRock"), a parent holding company, had sole voting power with respect to 8,758,579 shares and sole dispositive power with respect to 8,838,185 shares.
(b)Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 16, 2021, as of December 31, 2020, Gates Capital Management, L.P., a registered investment adviser, Gates Capital Management GP, LLC, Gates Capital Management, Inc. and Jeffrey L. Gates (collectively, "Gates"), together had shared voting power with respect to 5,571,954 shares and shared dispositive power with respect to 5,571,954 shares.
(c)Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2021, as of December 31, 2020, The Vanguard Group ("Vanguard"), a registered investment adviser, had sole voting power with respect to zero shares, shared voting power with respect to 56,781 shares, sole dispositive power with respect to 4,632,369 shares and shared dispositive power with respect to 100,636 shares.
(d)Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 16, 2021, as of December 31, 2020, Dimensional Fund Advisors LP ("Dimensional"), a registered investment adviser, had sole voting power with respect to 3,968,385 shares and sole dispositive power with respect to 4,123,998 shares. Dimensional disclaims beneficial ownership of these securities.
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
    The following table shows the number of shares of our common stock “beneficially owned” (as such term is defined by the Securities and Exchange Commission) as of June 3, 2021 by (1) each of our directors and nominees, (2) each named executive officer identified in the Named Executive Officer Tables included in this proxy statement, and (3) all of the directors and executive officers as a group. Unless otherwise noted, the persons listed in the table have sole voting and investment powers with respect to the shares of common stock owned by them.

Name of Beneficial Owner	Common Stock	Stock that May Be Acquired Within 60 Days (1)	Total Beneficial Ownership (2)	Percent of Shares Outstanding
Christopher T. Metz	386,461	252,998	639,459	1.11%
Sudhanshu Priyadarshi	6,870	—	6,870	*
Jason R. Vanderbrink	25,715	17,030	42,745	*
Mark R. Kowalski	17,523	3,508	21,031	*
Dylan S. Ramsey	7,372	2,410	9,782	*
Miguel A. Lopez	34,125	—	34,125	*
Michael Callahan	40,814	—	40,814	*
Mark A. Gottfredson	43,135	—	43,135	*
Tig H. Krekel	—	44,159	44,159	*
Gary L. McArthur	35,526	11,320	46,846	*
Frances P. Philip	5,271	—	5,271	*
Michael D. Robinson	19,536	—	19,536	*
Robert M. Tarola	45,420	—	45,420	*
Lynn M. Utter	5,271	—	5,271	*
All current directors and executive officers as a group (16 persons)	686,107	335,793	1,021,900	1.78%
* Less than 1%
(1)For executive officers, this amount includes shares underlying stock options that are exercisable within 60 days after June 3, 2021 and assumes the issuance of the shares covered by the exercisable stock options held by each person or the group, as applicable. For directors, this amount includes RSUs that have vested or will vest within 60 days after June 3, 2021 for which delivery of the shares of common stock underlying the stock units is deferred until the director’s service with the Board ends.
(2)Excludes RSUs and deferred stock units without voting rights under our 2014 Stock Incentive Plan or 2020 Stock Incentive Plan that will not vest within 60 days of June 3, 2021.
The following represents the unvested stock-settled RSUs held by our named executive officers and directors which will be settled in an equivalent number of shares of our common stock upon vesting and the unvested deferred stock units ("DSUs") without voting rights held by our directors under the Company's 2014 Stock Incentive Plan or 2020 Stock Incentive Plan as of June 3, 2021.

Name of Beneficial Owner	Stock Settled Restricted Stock Units and Deferred Stock Units
Christopher T. Metz	246,133
Sudhanshu Priyadarshi	37,147
Jason R. Vanderbrink	51,242
Mark R. Kowalski	20,478
Dylan S. Ramsey	20,253
Miguel A. Lopez	—
Michael Callahan	6,053
Mark A. Gottfredson	6,053
Tig H. Krekel	6,053
Gary L. McArthur	6,053
Frances P. Philip	12,932
Michael D. Robinson	9,579
Robert M. Tarola	6,053
Lynn M. Utter	12,932
All current directors and executive officers as a group (16 persons)	471,021

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RELATED PERSON TRANSACTIONS
The Company is required to disclose certain transactions by Vista Outdoor in which ''related persons'' have a direct or indirect material interest. Related persons include any director, nominee for director, executive officer of Vista Outdoor, any immediate family members of such persons, and any persons known by Vista Outdoor to be beneficial owners of more than 5% of Vista Outdoor's voting securities.

The Company has a written policy and procedures for the review, approval or ratification of transactions, arrangements or relationships involving the Company and its directors, nominees for director, executive officers, any immediate family members of such persons, and any persons known by Vista Outdoor to be beneficial owners of more than 5% of the Company's voting securities. Pursuant to the Company's Related Person Transactions Policy, the Nominating and Governance Committee is responsible for approving or ratifying, as applicable, any transactions with related persons that would be disclosable pursuant to applicable Securities and Exchange Commission rules. In considering such transactions, the Nominating and Governance Committee considers the relevant facts and circumstances available to it regarding the transaction, including the material facts as to the director's or officer's relationship to or interest in the transaction. The Nominating and Governance Committee approves or ratifies, as the case may be, a transaction if it determines, in good faith, that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. Any member of the Nominating and Governance Committee who has an interest in the transaction under consideration must abstain from voting on the approval or ratification of the transaction, but may, if so requested by the Chair of the Nominating and Governance Committee, participate in all or some of the Nominating and Governance Committee's discussions of the transaction.

Based on information available to the Company and provided by the Company's directors and executive officers, except as described below, the Company does not believe that there have been any transactions since March 31, 2020 that would be required to be disclosed as a "related person transaction" pursuant to the applicable rules of the Securities and Exchange Commission.

Our Chief Executive Officer owns a 50% interest in an entity that owns an aircraft that is operated by an FAA-certified charter operator. From time to time, our Chief Executive Officer and other executives of the Company use this aircraft for travel in connection with our business. We currently pay for such use at a rate that is lower than the regular hourly flight rate charged by comparable third-party charter flight operators. In addition, the charter operator does not charge us customary cancellation fees or require us to commit to a customary block charter guarantee. The usage of this plane increases productivity for our senior executives by allowing them to reach our geographically dispersed manufacturing and distribution locations that are difficult to travel to via commercial airlines. Our Chief Executive Officer and other executives reimburse the Company for the cost of travel for any of their family members that accompany them on business trips on this airplane. During fiscal year 2021, the Company paid $366,707 for business-related use of this aircraft by our Chief Executive Officer. Our use of this aircraft was approved by the Nominating and Governance Committee, which concluded that the arrangement provides a cost savings for the Company over third-party charter flight operators and allows for greater time efficiency and productivity and enhanced safety and security for our executives.

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FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP acts as Vista Outdoor's independent registered public accounting firm and also provides certain other services to the Company.
Annually, the Audit Committee reviews and pre-approves the audit services to be provided by our independent registered public accounting firm (independent auditors) for the fiscal year, including the financial plan for the audit fees and services. The Audit Committee also is responsible for the audit fee negotiations associated with the retention of the independent auditors. In addition, the Audit Committee annually provides pre-approval for designated types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee, subject to an annual dollar limitation and other terms specified by the Committee in its pre-approval policy. In accordance with the pre-approval policy, the Company's Chief Financial Officer reports to the Audit Committee at each regular meeting of the Committee the specific services provided by the independent auditor and the dollar amounts of fees paid for such services since the last Committee meeting. Any other service to be provided by the independent auditor requires specific pre-approval by the Audit Committee. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with auditor independence. The Audit Committee has delegated to the Chair of the Committee the authority to grant pre-approvals. Any pre-approval granted by the Chair of the Audit Committee is presented to the full Committee at its next scheduled meeting.
The following table sets forth the amount of audit fees, audit-related fees, tax fees, and all other fees billed for services by Deloitte & Touche LLP for fiscal years 2021 and 2020. All fees were pre-approved by the Audit Committee or the Chair of the Audit Committee of the Company.

	Fiscal Year Ended 3/31/2021	Fiscal Year Ended 3/31/2020
Audit Fees	$1,917,966	$1,890,277
Audit-Related Fees	$38,500	$—
Tax Fees	$13,026	$25,335
All Other Fees	—	$5,000
Total Fees	$1,969,492	$1,920,612

The Audit Fees billed or to be billed for the fiscal year ended March 31, 2021 and March 31, 2020 were for professional services rendered for audits of the Company's annual consolidated financial statements and reviews of the Company's quarterly financial statements.
The Audit-Related Fees billed in the fiscal year ended March 31, 2021 were primarily for procedures performed in conjunction with the Company's bond issuance and the new equity incentive plan.
The Tax Fees billed in each of the fiscal years ended March 31, 2021 and March 31, 2020 were for services related to tax compliance, tax advice and tax planning.
All Other Fees in the fiscal year ended March 31, 2020 were for a subscription to Deloitte’s technical accounting research tool.

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FUTURE STOCKHOLDER PROPOSALS
Stockholder Proposals Intended to be Included in Our Proxy Statement; Voting on Proxy Statement Proposals
If you would like to submit a proposal for the Company to include in the proxy statement for its 2022 annual meeting of stockholders, you must comply with Rule 14a-8 under the Exchange Act. You must also ensure that the Company receives your proposal at its executive offices (sent c/o Corporate Secretary) by February 11, 2021. Any stockholder proposal included in the Company's proxy statement will also be included on its form of proxy so that stockholders can indicate how they wish to vote their shares on the proposal.
Stockholder Director Nominations
If you would like to recommend a person for consideration as a nominee for election as a director at our 2022 annual meeting of stockholders, you must comply with the advance notice provisions of the Company's bylaws. These provisions require that the Company receive your nomination at its executive offices (sent c/o Corporate Secretary) no earlier than March 29, 2022, and no later than April 28, 2022. Additional information regarding the consideration of stockholder recommendations for nominees to the Board can be found in this proxy statement under the heading "Corporate Governance—Director Qualifications and Selection Process."
Other Stockholder Proposals; Discretionary Voting on Other Stockholder Proposals
If you would like to present a proposal at our 2022 annual meeting of stockholders without including it in the Company's proxy statement, you must comply with the advance notice provisions of the Company's bylaws. These provisions require that the Company receive your proposal at its executive offices (sent c/o Corporate Secretary) no earlier than March 29, 2022, and no later than April 28, 2022. If the Company receives an eligible proposal that is not included in its proxy statement, the persons named in the Company's proxy for the 2022 annual meeting of stockholders will have discretionary authority to vote on the proposal using their best judgment, subject to the provisions of Rule 14a-4(c) under the Exchange Act.
General Information
If the presiding officer at the 2022 annual meeting of stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of the Company's bylaws, the proposal or nomination will be ruled out of order and not acted upon.
The above information is only a summary of some of the requirements of the advance notice provisions of the Company's bylaws. If you would like to receive a copy of the provisions of the Company's bylaws setting forth all of these requirements, you should write to the Company's executive offices, c/o Corporate Secretary.
ANNUAL REPORT ON FORM 10-K
Vista Outdoor's Annual Report on Form 10-K for the fiscal year ended March 31, 2021, will be provided upon written request by any stockholder at no cost. The request should be submitted to Vista Outdoor, c/o Corporate Secretary, 1 Vista Way, Anoka, MN 55303. The exhibits to the Annual Report on Form 10-K are available upon payment of charges that approximate our cost of reproduction.
You can also obtain a copy of our Annual Report on Form 10-K, as well as other filings we make with the SEC, on our website at www.vistaoutdoor.com or on the SEC's website at www.sec.gov.

By Order of the Board of Directors,

Dylan S. Ramsey General Counsel & Corporate Secretary
June 11, 2021

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Annex A

Reconciliation of Certain non-GAAP Financial Measures

The earnings before interest and income tax ("EBIT") and free cash flow, sales and gross margin results presented below and in this Proxy Statement in connection with the discussion of fiscal year 2021 annual incentive plan achievement are non-GAAP financial measures.

Vista Outdoor defined fiscal year 2021 EBIT for annual and long-term incentive plan purposes as earnings before interest and income tax excluding, where applicable, the results of our Remington and Hevi-Shot business units, which were acquired in fiscal year 2021, as well as certain other adjustments approved by the MDCC and listed below. For comparison, a calculation of fiscal year 2020 EBIT, prepared using the same adjustments, as well as adjustments to exclude results from our Firearms business unit and Eyewear business unit, which were divested in fiscal year 2020, has also been presented.

Vista Outdoor defined fiscal year 2021 free cash flow as cash provided from operations less capital expenditures, subject to the same adjustment factors approved by the MDCC for purposes of calculating fiscal year 2021 EBIT, where applicable. For comparison, a calculation of fiscal year 2020 free cash flow, prepared using the same adjustments, as well as adjustments to exclude results from our Firearms and Eyewear business units, has also been presented.

Vista Outdoor defined fiscal year 2021 Ammunition sales for annual incentive plan purposes as sales excluding, where applicable, the results of our Remington and Hevi-Shot business units, which were acquired in fiscal year 2021.

Vista Outdoor defined fiscal year 2021 Ammunition EBIT for annual incentive plan purposes as earnings before interest and income tax excluding, where applicable, the results of our Remington and Hevi-Shot business units, which were acquired in fiscal year 2021.

Vista Outdoor defined fiscal year 2021 Ammunition gross profit for annual incentive plan purposes as gross profit excluding, where applicable, the results of our Remington and Hevi-Shot business units, which were acquired in fiscal year 2021.

Vista Outdoor management is presenting these measures because they are used by the MDCC to measure performance under the Company's annual incentive plan and performance-based long term incentive plan, and because Vista Outdoor management believes that these measures provide investors with an important perspective on the operating results of the Company. Vista Outdoor's Board of Directors and management use these measures to assess business performance against the goals of our strategic transformation plan, as described in this Proxy Statement. Vista Outdoor’s definition may differ from those used by other companies.
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	FY2020		FY2021
			Vista Outdoor		Ammunition
	EBIT	Free Cash Flow(*)	EBIT	Free Cash Flow(*)	Sales	EBIT	Gross Profit
GAAP Reported Results	$(132.2)	$52.6	$285.0	$315.2	$1,119.9	$240.5	$311.8
(i) charges for extraordinary items and other unusual or non-recurring items of loss or gain	$—	$—	$6.5	$(1.9)	$—	$—	$—
(ii) asset impairments	$159.1	$(0.7)	$—	$—	$—	$—	$—
(iii) litigation or claim judgments or settlements	$—	$—	$—	$—	$—	$—	$—
(iv) changes in the Internal Revenue Code or tax rates	$—	$—	$—	$(12.6)	$—	$—	$—
(v) changes in accounting principles	$—	$—	$—	$—	$—	$—	$—
(vi) changes in other laws, regulations or other provisions affecting reported results	$—	$—	$—	$—	$—	$—	$—
(vii) charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities	$7.8	$4.5	$—	$—	$—	$—	$—

(viii) gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt	$11.5	$2.4	$(1.4)	$37.2	$(44.5)	$(7.5)	$(0.2)

(ix) foreign currency exchange gains or losses	$—	$—	$—	$—	$—	$—	$—
(x) Adjustments for divested business units	$(1.4)	$7.6	$—	$—	$—	$—	$—
(xi) changes as a result of Coronavirus	$—	$—	$—	$—	$—	$—	$—

Total Adjustments	$177.0	$13.8	$5.1	$22.7	$(44.5)	$(7.5)	$(0.2)

Pro Forma Adjusted Results for Incentive Plan Purposes	$44.8	$66.4	$290.1	$337.9	$1,075.4	$233.0	$311.6

(*) Reported Free Cash Flow defined as GAAP cash provided from operations less capital expenditures.
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VISTA OUTDOOR

VISTA OUTDOOR INC.
1 VISTA WAY
ANOKA, MN 55303

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VSTO2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D55471-P58700

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VISTA OUTDOOR INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Withhold**
1a. Michael Callahan	☐	☐	☐
1b. Christopher T. Metz	☐	☐	☐
1c. Mark A. Gottfredson	☐	☐	☐
1d. Tig H. Krekel	☐	☐	☐
1e. Gary L. McArthur	☐	☐	☐
1f. Frances P. Philip	☐	☐	☐
1g. Michael D. Robinson	☐	☐	☐
1h. Robert M. Tarola	☐	☐	☐
1i. Lynn M. Utter	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.	**For**	**Against**	**Abstain**
2. Advisory Vote to Approve Compensation of Vista Outdoor's Named Executive Officers	☐	☐	☐

The Board of Directors recommends you vote to conduct future advisory votes on named executive officer compensation every "1 YEAR."	**1 Year**	**2 Years**	**3 Years**	**Abstain**
3. Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4.	**For**	**Against**	**Abstain**
4. Ratification of the Appointment of Vista Outdoor's Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2022	☐	☐	☐

NOTE: If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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VISTA OUTDOOR INC.

Virtual Annual Meeting Site:	www.virtualshareholdermeeting.com/VSTO2021
Accessing the Virtual Annual Meeting:	To attend the virtual Annual Meeting online, you will need the 16-digit control number included in the Notice of Internet Availability of Proxy Materials, on your proxy card (if you have requested printed proxy materials), or in the instructions provided by your bank, broker or other financial intermediary, if you hold the shares in "street name."
Stockholder Inquiries:	If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer Agent/Registrar, Computershare, P.O. Box 30170, College Station, TX 77842-3170; send overnight correspondence to Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845 (telephone toll free: 1-866-395-6416; web site: https://www.computershare.com/investor)
Investor Relations:	Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Shelly Hubbard, Vice President, Investor Relations, Vista Outdoor Inc., 1 Vista Way, Anoka, MN 55303 (telephone: 612-518-5406; e-mail: shelly.hubbard@vistaoutdoor.com)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

D55472-P58700

VISTA OUTDOOR INC.

This Proxy is Solicited on Behalf of the Board of Directors

Christopher T. Metz and Dylan S. Ramsey, and either of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution to vote and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present at the 2021 Annual Meeting, with respect to all shares of Common Stock, $.01 par value, of Vista Outdoor Inc. standing in the name of the undersigned on the Company's books at the close of business on June 3, 2021, at the Annual Meeting of Stockholders to be held at 9:00 A.M., CDT, on July 27, 2021 at www.virtualshareholdermeeting.com/VSTO2021, or at any adjournment(s) or postponement(s) thereof (the "2021 Annual Meeting"), as directed on the reverse side. The undersigned acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement.

The powers hereby granted may be exercised by any of said attorneys or proxies or their substitutes present and acting at the above-described 2021 Annual Meeting or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the 2021 Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. This proxy when properly executed will be voted in the manner directed herein. If no direction is made with respect to any proposal, this proxy will be voted FOR each of the nominees listed in Proposal 1, FOR Proposals 2 and 4, and for 1 YEAR under Proposal 3.

Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card.

Continued and to be signed and dated on the reverse side